LEASE

BETWEEN

THE IRVINE COMPANY LLC

AND

CEPHEID

LEASE

THIS LEASE is made as of September 18, 2015, by and between THE IRVINE COMPANY LLC, a Delaware limited liability company, hereafter called “Landlord,” and CEPHEID, a California corporation, hereafter called “Tenant.”

ARTICLE 1. BASIC LEASE PROVISIONS

Each reference in this Lease to the “Basic Lease Provisions” shall mean and refer to the following collective terms, the application of which shall be governed by the provisions in the remaining Articles of this Lease.

1.    Tenant’s Trade Name: None

2. Premises:	Suite Nos. 401, 501, and 601 (The Premises are more particularly described in Section 2.1).
Address of Building:	2550 Great America Way, Santa Clara, CA 95035
Project Description	Santa Clara Gateway (as shown on Exhibit Y to this Lease)

3.	Use of Premises: General office, laboratories for demonstration and use of medical diagnostic tests and instrument systems.

4.	Estimated Commencement Date: April 1, 2016

5.	Lease Term: 125 months, plus such additional days as may be required to cause this Lease to expire on the final day of the calendar month.

6.	Basic Rent:

Months of Term or Period	Monthly Rate Per Rentable Square Foot	Monthly Basic Rent (rounded to the nearest dollar)
1 to 18	$3.25	$268,460.00
19 to 30	$3.35	$276,720.00
31 to 42	$3.45	$284,980.00
43 to 54	$3.55	$293,241.00
55 to 66	$3.66	$302,327.00
67 to 78	$3.77	$311,413.00
79 to 90	$3.88	$320,500.00
91 to 102	$4.00	$330,412.00
103 to 114	$4.12	$340,324.00
115 to 125	$4.24	$350,237.00

Notwithstanding the above schedule of Basic Rent to the contrary, as long as Tenant is not in Default (as defined in Section 14.1) under this Lease, Tenant shall be entitled to an abatement of 5 full calendar months of Basic Rent in the aggregate amount of $1,342,300.00 (i.e. $268,460.00 per month) (the “Abated Basic Rent”) for the initial 2nd through 6th full calendar months of the Term (the “Abatement Period”). In the event Tenant Defaults at any time during the Term, all Abated Basic Rent shall immediately become due and payable. The payment by Tenant of the Abated Basic Rent in the event of a Default shall not limit or affect any of Landlord's other rights, pursuant to this Lease or at law or in equity. Only Basic Rent shall be abated during the Abatement Period and all other additional rent and other costs and charges specified in this Lease shall remain as due and payable pursuant to the provisions of this Lease.

7.	Expense Recovery Period: Every twelve month period during the Term (or portion thereof during the first and last Lease years) ending June 30.

8.    Floor Area of Premises: approximately 82,603 rentable square feet

Floor Area of Building: approximately 157,365 rentable square feet

9.    Security Deposit: $385,260.00

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10.	Broker(s): Irvine Realty Company and CBRE, Inc. (collectively, "Landlord's Broker") is the agent of Landlord exclusively and DTZ ("Tenant's Broker") is the agent of Tenant exclusively.

11.	Parking: 273 parking spaces in accordance with the provisions set forth in Exhibit F to this Lease.

12.    Address for Payments and Notices:

LANDLORD	TENANT
Payment Address:

THE IRVINE COMPANY LLC
P.O. Box #841161
San Francisco, CA 94139-1161

Notice Address:

THE IRVINE COMPANY LLC
550 Newport Center Drive
Newport Beach, CA 92660
Attn: Senior Vice President, Property Operations
Irvine Office Properties

with a copy of notices to:

San Francisco, CA, 94139-0001
Attn: Senior Vice President, Property Operations
   Irvine Office Properties
2550 Great America Way, Suite 401 Santa Clara, CA 95054

LIST OF LEASE EXHIBITS (All exhibits, riders and addenda attached to this Lease are hereby incorporated into and made a part of this Lease):

Exhibit A        Description of Premises
Exhibit B        Operating Expenses
Exhibit C        Utilities and Services
Exhibit D        Tenant’s Insurance
Exhibit E        Rules and Regulations
Exhibit F        Parking
Exhibit G        Additional Provisions
Exhibit H        Hazardous Materials Disclosure Statement
Exhibit I            Signage
Exhibit X        Work Letter
Exhibit Y        Project Description

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ARTICLE 2. PREMISES

2.1. LEASED PREMISES. Landlord leases to Tenant and Tenant leases from Landlord the Premises shown in Exhibit A (the “Premises”), containing approximately the floor area set forth in Item 8 of the Basic Lease Provisions (the “Floor Area”). The Premises are located in the building identified in Item 2 of the Basic Lease Provisions (the “Building”), which is a portion of the project described in Item 2 (the “Project”). Landlord and Tenant stipulate and agree that the Floor Area of Premises set forth in Item 8 of the Basic Lease Provisions is correct. The Premises are a portion of certain real property which is leased by Landlord pursuant to that certain Ground Lease dated as of February 14, 2001 (as amended, the “Ground Lease”) by and between Landlord, as the “Lessee”, and the City of Santa Clara as successor-in-interest to The Redevelopment Agency of the City of Santa Clara (the City of Santa Clara and any successor-in-interest to the City’s interest under the Ground Lease being herein referred to as the “Ground Lessor”), a Memorandum of which Ground Lease was recorded February 16, 2001 as Document No. 15563490 in the Official Records of the County of Santa Clara, State of California.

2.2. ACCEPTANCE OF PREMISES. Tenant acknowledges that neither Landlord nor any representative of Landlord has made any representation or warranty with respect to the Premises, the Building or the Project or the suitability or fitness of either for any purpose, except as set forth in this Lease. Tenant acknowledges that the flooring materials which may be installed within portions of the Premises located on the ground floor of the Building may be limited by the moisture content of the Building slab and underlying soils. The taking of possession or use of the Premises by Tenant for any purpose other than construction shall conclusively establish that the Premises and the Building were in satisfactory condition and in conformity with the provisions of this Lease in all respects, except for those matters which Tenant shall have brought to Landlord’s attention on a written punch list. The punch list shall be limited to any items required to be accomplished by Landlord under the Work Letter (if any) attached as Exhibit X, and shall be delivered to Landlord within 30 days after the Commencement Date (as defined herein). If there is no Work Letter, or if no items are required of Landlord under the Work Letter, by taking possession of the Premises Tenant accepts the improvements in their existing condition, and waives any right or claim against Landlord arising out of the condition of the Premises. Nothing contained in this Section 2.2 shall affect the commencement of the Term or the obligation of Tenant to pay rent. Landlord shall diligently complete all punch list items of which it is notified as provided above.

ARTICLE 3. TERM

3.1.   GENERAL. The term of this Lease (“Term”) shall be for the period shown in Item 5 of the Basic Lease Provisions. The Term shall commence (“Commencement Date”) on the earlier of (a) the date the Premises are deemed “ready for occupancy” (as hereinafter defined) and possession thereof is delivered to Tenant, or (b) the date Tenant commences its regular business activities within the Premises. Promptly following request by Landlord, the parties shall memorialize on a form provided by Landlord (the "Commencement Memorandum") the actual Commencement Date and the expiration date (“Expiration Date") of this Lease; should Tenant fail to execute and return the Commencement Memorandum to Landlord within 5 business days of receipt by Tenant (or provide specific written objections thereto within that period), then Landlord's determination of the Commencement and Expiration Dates as set forth in the Commencement Memorandum shall be conclusive. Subject to “Tenant’s Election to Delay Construction” on a portion of the Premises (as defined in the Work Letter attached as Exhibit X to this Lease), the Premises shall be deemed “ready for occupancy” if and when Landlord, to the extent applicable, has substantially completed all the work required to be completed by Landlord pursuant to the Work Letter attached to this Lease in the Premises either in its entirety or that portion of the Premises located on the fifth and sixth floors of the Building but for minor punch list matters, and has obtained the requisite governmental approvals for Tenant’s occupancy in connection with such work.

3.2.   DELAY IN POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the Estimated Commencement Date set forth in Item 4 of the Basic Lease Provisions, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any resulting loss or damage. However, Tenant shall not be liable for any rent until the Commencement Date occurs as provided in Section 3.1 above, except that if Landlord’s failure to substantially complete all work required of Landlord pursuant to Section 3.1(i) above is attributable to any action or inaction by Tenant (including without limitation any Tenant Delay described in the Work Letter, if any, attached to this Lease), then the Premises shall be deemed ready for occupancy, and Landlord shall be entitled to full performance by Tenant (including the payment of rent), as of the date Landlord would have been able to substantially complete such work and deliver the Premises to Tenant but for Tenant’s delay(s).

Notwithstanding anything to the contrary contained in this Section, if for any reason other than “Tenant Delays” (as defined in the Work Letter attached hereto), or other matters beyond Landlord’s reasonable control, the actual Commencement Date has not occurred by August 1, 2016 (the “Outside Date”), then Tenant shall be entitled to a rent abatement following the Commencement Date in an amount equal to one day’s per diem Basic Rent payable under this Lease for every day in the period beginning on the Outside Date and ending on the actual Commencement Date.

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ARTICLE 4. RENT AND OPERATING EXPENSES

4.1. BASIC RENT. From and after the Commencement Date, Tenant shall pay to Landlord without deduction or offset a Basic Rent for the Premises in the total amount shown (including subsequent adjustments, if any) in Item 6 of the Basic Lease Provisions (the “Basic Rent”). If the Commencement Date is other than the first day of a calendar month, any rental adjustment shown in Item 6 shall be deemed to occur on the first day of the next calendar month following the specified monthly anniversary of the Commencement Date. The Basic Rent shall be due and payable in advance commencing on the Commencement Date and continuing thereafter on the first day of each successive calendar month of the Term, as prorated for any partial month. No demand, notice or invoice shall be required. An installment in the amount of 1 full month’s Basic Rent at the initial rate specified in Item 6 of the Basic Lease Provisions shall be delivered to Landlord concurrently with Tenant’s execution of this Lease and shall be applied against the Basic Rent first due hereunder; the next installment of Basic Rent shall be due on the first day of the second calendar month of the Term, which installment shall, if applicable, be appropriately prorated to reflect the amount prepaid for that calendar month.

4.2. OPERATING EXPENSES. Tenant shall pay Tenant’s Share of Operating Expenses in accordance with Exhibit B of this Lease.

4.3. SECURITY DEPOSIT. Concurrently with Tenant’s delivery of this Lease, Tenant shall deposit with Landlord the sum, if any, stated in Item 9 of the Basic Lease Provisions (the “Security Deposit”), to be held by Landlord as security for the full and faithful performance of Tenant’s obligations under this Lease, to pay any rental sums, including without limitation such additional rent as may be owing under any provision hereof, and to maintain the Premises as required by Sections 7.1 and 15.2 or any other provision of this Lease. Upon any breach of the foregoing obligations by Tenant and after written notice to Tenant, Landlord may apply all or part of the Security Deposit as full or partial compensation. If any portion of the Security Deposit is so applied, Tenant shall within 5 days after receipt of written demand by Landlord deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. In no event may Tenant utilize all or any portion of the Security Deposit as a payment toward any rental sum due under this Lease. Any unapplied balance of the Security Deposit shall be returned to Tenant or, at Landlord’s option, to the last assignee of Tenant’s interest in this Lease within 30 days following the termination of this Lease and Tenant's vacation of the Premises. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any similar or successor laws now or hereafter in effect, in connection with Landlord’s application of the Security Deposit to prospective rent that would have been payable by Tenant but for the early termination due to Tenant’s Default (as defined herein).

ARTICLE 5. USES

5.1. USE. Tenant shall use the Premises only for the purposes stated in Item 3 of the Basic Lease Provisions and for no other use whatsoever. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the United States or any state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; or (iii) schools, temporary employment agencies or other training facilities which are not ancillary to corporate, executive or professional office use. Tenant shall not do or permit anything to be done in or about the Premises which will in any way interfere with the rights or quiet enjoyment of other occupants of the Building or the Project, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant permit any nuisance or commit any waste in the Premises or the Project. Tenant shall not perform any work or conduct any business whatsoever in the Project other than inside the Premises. Tenant shall comply at its expense with all present and future laws, ordinances and requirements of all governmental authorities that pertain to Tenant or its use of the Premises, and with all energy usage reporting requirements of Landlord. As of the date of this Lease, there has been no inspection of the Building and Project by a Certified Access Specialist as referenced in Section 1938 of the California Civil Code.

5.2. SIGNS. Provided Tenant continues to occupy the entire Premises, Tenant shall have the non-exclusive right to one (1) position on the monument sign located on Great America Way and one (1) exterior “building top” sign on the Building for Tenant’s name and graphics in a location designated by Landlord, subject to Landlord's right of prior approval that such exterior signage is in compliance with the Signage Criteria (defined below). Subject to the approval of the City, Landlord hereby approves Tenant’s “building top” signage as shown on Exhibit I attached hereto, provided, however, that Tenant may increase the size of the lettering on such signage to fifty inches (50”) provided that such increase is in compliance with the Signage Criteria. Except as provided in the foregoing and except for Landlord’s standard lobby directory suite signage identifying Tenant’s name and/or logo, Tenant shall have no right to maintain signs in any location in, on or about the Building or the Project and shall not place or erect any signs that are visible from the exterior of the Building. The size, design, graphics, material, style, color and other physical aspects of any permitted sign shall be subject to Landlord's written determination, as determined solely by Landlord, prior to installation, that signage is in compliance with any requirements of the City and any covenants, conditions or restrictions encumbering the Premises and Landlord's signage program for the Project, as in effect from time to time and approved by the City in which the Premises are located ("Signage Criteria"). Prior to placing or erecting any such signs, Tenant shall obtain and deliver to Landlord a copy of any applicable

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municipal or other governmental permits and approvals, except to Landlord’s standard suite signage. Tenant shall be responsible for all costs of any permitted sign, including, without limitation, the fabrication, installation, maintenance and removal thereof and the cost of any permits therefor, except that Landlord shall pay for the initial installation costs only of the standard suite signage. If Tenant fails to maintain its sign in good condition, or if Tenant fails to remove same upon termination of this Lease and repair and restore any damage caused by the sign or its removal, Landlord may do so at Tenant's expense. Landlord shall have the right to temporarily remove any signs in connection with any repairs or maintenance in or upon the Building. The term "sign" as used in this Section shall include all signs, designs, monuments, displays, advertising materials, logos, banners, projected images, pennants, decals, pictures, notices, lettering, numerals or graphics. Tenant’s exterior signage rights under this Section 5.2 belong solely to Cepheid, a California corporation, and any attempted assignment or transfer of such rights shall be void and of no force and effect, except as a Permitted Transfer as defined in Article 9, where such Transfer is for the entire Premises.
5.3 HAZARDOUS MATERIALS. (a)    For purposes of this Lease, the term "Hazardous Materials" means (i) any "hazardous material" as defined in Section 25501(o) of the California Health and Safety Code, (ii) hydrocarbons, polychlorinated biphenyls or asbestos, (iii) any toxic or hazardous materials, substances, wastes or materials as defined pursuant to any other applicable state, federal or local law or regulation, and (iv) any other substance or matter which may result in liability to any person or entity as a result of such person's possession, use, storage, release or distribution of such substance or matter under any statutory or common law theory.
(b)    Tenant shall not cause or permit any Hazardous Materials to be brought upon, stored, used, generated, released or disposed of on, under, from or about the Premises (including without limitation the soil and groundwater thereunder) without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion. Notwithstanding the foregoing, Tenant shall have the right, without obtaining prior written consent of Landlord, to utilize within the Premises (collectively, the “Permitted HazMats”): (i) a reasonable quantity of standard office products that may contain Hazardous Materials (such as photocopy toner, "White Out", and the like), provided however, that Tenant shall maintain such products in their original retail packaging, shall follow all instructions on such packaging with respect to the storage, use and disposal of such products; and (ii) those Hazardous Materials in kind and content listed on the Survey Form delivered to Landlord prior to the execution of this Lease. Tenant shall comply with all applicable laws with respect to the Permitted Hazmats, and all of the other terms and provisions of this Section 5.3 shall apply with respect to Tenant's storage, use and disposal of all Permitted Hazmats. Landlord may, in its sole and absolute discretion, place such conditions as Landlord deems appropriate with respect to Tenant's use, storage and/or disposal of any Hazardous Materials requiring Landlord’s consent. including without limitation, conditions for proper containment and ventilation of such Materials. Tenant understands that Landlord may utilize an environmental consultant to assist in determining conditions of approval in connection with the storage, use, release, and/or disposal of Hazardous Materials by Tenant on or about the Premises, and/or to conduct periodic inspections of the storage, generation, use, release and/or disposal of such Hazardous Materials by Tenant on and from the Premises, and Tenant agrees that any reasonable costs incurred by Landlord in connection therewith shall be reimbursed by Tenant to Landlord as additional rent hereunder upon demand.
(c)    Prior to the execution of this Lease, Tenant shall complete, execute and deliver to Landlord a Hazardous Material Survey Form (the "Survey Form") in the form of Exhibit J attached hereto; and Landlord hereby consents to the kinds and quantities of Hazardous Materials to be used by Tenant in the Premises as shown in the Environmental Questionnaire delivered to Landlord prior to the execution of this Lease. For so long as the kinds and quantities of Hazardous Materials used by Tenant in the Premises are not materially different from those shown in the Environmental Questionnaire, Tenant shall not be required to purchase the Hazardous Materials “impairment” insurance specified in Section 1 of the attached Exhibit D. The completed Survey Form shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to rely fully on the information contained therein. Upon written request by Landlord, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials which were stored, generated, used, released and/or disposed of on, under or about the Premises for the twelve-month period prior thereto, and which Tenant desires to store, generate, use, release and/or dispose of on, under or about the Premises for the succeeding twelve-month period. In addition, to the extent Tenant is permitted to utilize Hazardous Materials upon the Premises, Tenant shall promptly provide Landlord, upon written request, with complete and legible copies of all the following environmental documents relating thereto: reports filed pursuant to any self-reporting requirements; permit applications, permits, monitoring reports, emergency response or action plans, workplace exposure and community exposure warnings or notices and all other reports, disclosures, plans or documents (even those which may be characterized as confidential) relating to water discharges, air pollution, waste generation or disposal, and underground storage tanks for Hazardous Materials; orders, reports, notices, listings and correspondence (even those which may be considered confidential) of or concerning the release, investigation, compliance, cleanup, remedial and corrective actions, and abatement of Hazardous Materials; and all complaints, pleadings and other legal documents filed by or against Tenant related to Tenant's storage, generation, use, release and/or disposal of Hazardous Materials.
(d)    Landlord and its agents shall have the right, but not the obligation, to inspect, sample and/or monitor the Premises and/or the soil or groundwater thereunder at any time to determine whether Tenant is complying with the terms of this Section 5.3, and in connection therewith Tenant shall provide Landlord with full access to all facilities, records and personnel related thereto. If Tenant is not in compliance with

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any of the provisions of this Section 5.3, or in the event of a release of any Hazardous Material on, under, from or about the Premises caused or permitted by Tenant, its agents, employees, contractors, licensees, subtenants or invitees, Landlord and its agents shall have the right, but not the obligation, without limitation upon any of Landlord's other rights and remedies under this Lease, to immediately enter upon the Premises without notice and to discharge Tenant's obligations under this Section 5.3 at Tenant's expense, including without limitation the taking of emergency or long-term remedial action. Landlord and its agents shall endeavor to minimize interference with Tenant's business in connection therewith, but shall not be liable for any such interference. In addition, Landlord, at Tenant's expense, shall have the right, but not the obligation, to join and participate in any legal proceedings or actions initiated in connection with any claims arising out of the storage, generation, use, release and/or disposal by Tenant or its agents, employees, contractors, licensees, subtenants or invitees of Hazardous Materials on, under, from or about the Premises.
(e)    If the presence of any Hazardous Materials on, under, from or about the Premises or the Project caused or permitted by Tenant or its agents, employees, contractors, licensees, subtenants or invitees results in (i) injury to any person, (ii) injury to or any contamination of the Premises or the Project, or (iii) injury to or contamination of any real or personal property wherever situated, Tenant, at its expense, shall promptly take all actions necessary to return the Premises and the Project and any other affected real or personal property owned by Landlord to the condition existing prior to the introduction of such Hazardous Materials and to remedy or repair any such injury or contamination, including without limitation, any cleanup, remediation, removal, disposal, neutralization or other treatment of any such Hazardous Materials. Notwithstanding the foregoing, Tenant shall not, without Landlord's prior written consent, which consent may be given or withheld in Landlord's sole and absolute discretion, take any remedial action in response to the presence of any Hazardous Materials on, under, from or about the Premises or the Project or any other affected real or personal property owned by Landlord or enter into any similar agreement, consent, decree or other compromise with any governmental agency with respect to any Hazardous Materials claims; provided however, Landlord's prior written consent shall not be necessary in the event that the presence of Hazardous Materials on, under, from or about the Premises or the Project or any other affected real or personal property owned by Landlord (i) imposes an immediate threat to the health, safety or welfare of any individual and (ii) is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Landlord's consent before taking such action. To the fullest extent permitted by law, Tenant shall indemnify, hold harmless, protect and defend (with attorneys acceptable to Landlord) Landlord and any successors to all or any portion of Landlord's interest in the Premises and the Project and any other real or personal property owned by Landlord from and against any and all liabilities, losses, damages, diminution in value, judgments, fines, demands, claims, recoveries, deficiencies, costs and expenses (including without limitation attorneys' fees, court costs and other professional expenses), whether foreseeable or unforeseeable, arising directly or indirectly out of the use, generation, storage, treatment, release, on- or off-site disposal or transportation of Hazardous Materials on, into, from, under or about the Premises, the Building or the Project and any other real or personal property owned by Landlord caused or permitted by Tenant, its agents, employees, contractors, licensees, subtenants or invitees. Such indemnity obligation shall specifically include, without limitation, the cost of any required or necessary repair, restoration, cleanup or detoxification of the Premises, the Building and the Project and any other real or personal property owned by Landlord, the preparation of any closure or other required plans, whether such action is required or necessary during the Term or after the expiration of this Lease and any loss of rental due to the inability to lease the Premises or any portion of the Building or Project as a result of such Hazardous Materials, the remediation thereof or any repair, restoration or cleanup related thereto. If it is at any time discovered that Tenant or its agents, employees, contractors, licensees, subtenants or invitees caused or permitted the release of any Hazardous Materials on, under, from or about the Premises, the Building or the Project or any other real or personal property owned by Landlord, Tenant shall, at Landlord's request, immediately prepare and submit to Landlord a comprehensive plan, subject to Landlord's approval, specifying the actions to be taken by Tenant to return the Premises, the Building or the Project or any other real or personal property owned by Landlord to the condition existing prior to the introduction of such Hazardous Materials. Upon Landlord's approval of such plan, Tenant shall, at its expense, and without limitation of any rights and remedies of Landlord under this Lease or at law or in equity, immediately implement such plan and proceed to cleanup, remediate and/or remove all such Hazardous Materials in accordance with all applicable laws and as required by such plan and this Lease. The provisions of this Section 5.3(e) shall expressly survive the expiration or sooner termination of this Lease.
(f)    Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, certain facts relating to Hazardous Materials at the Project known by Landlord to exist as of the date of this Lease, as more particularly described in Exhibit H attached hereto. Tenant shall have no liability or responsibility with respect to the Hazardous Materials facts described in Exhibit H, nor with respect to any Hazardous Materials which Tenant proves were not caused or permitted by Tenant, its agents, employees, contractors, licensees, subtenants or invitees. Notwithstanding the preceding two sentences, Tenant agrees to notify its agents, employees, contractors, licensees, subtenants, and invitees of any exposure or potential exposure to Hazardous Materials at the Premises that Landlord brings to Tenant's attention. Tenant hereby acknowledges that this disclosure satisfies any obligation of Landlord to Tenant pursuant to California Health & Safety Code Section 25359.7, or any amendment or substitute thereto or any other disclosure obligations of Landlord.

ARTICLE 6. LANDLORD SERVICES

6.1. UTILITIES AND SERVICES. Landlord and Tenant shall be responsible to furnish those utilities and services to the Premises to the extent provided in Exhibit C, subject to the conditions and payment

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obligations and standards set forth in this Lease. Landlord shall not be liable for any failure to furnish any services or utilities when the failure is the result of any accident or other cause beyond Landlord’s reasonable control, nor shall Landlord be liable for damages resulting from power surges or any breakdown in telecommunications facilities or services. Landlord’s temporary inability to furnish any services or utilities shall not entitle Tenant to any damages, relieve Tenant of the obligation to pay rent or constitute a constructive or other eviction of Tenant, except that Landlord shall diligently attempt to restore the service or utility promptly. However, if the Premises, or a material portion of the Premises, are made untenantable for a period in excess of 5 consecutive business days as a result of a service interruption that is reasonably within the control of Landlord to correct and through no fault of Tenant and for reasons other than as contemplated in Article 11, then Tenant, as its sole remedy, shall be entitled to receive an abatement of rent payable hereunder during the period beginning on the business day of the service interruption and ending on the day the service has been restored. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the provision of services and utilities, and shall cooperate with all reasonable conservation practices established by Landlord. Landlord shall at all reasonable times have free access to all electrical and mechanical installations of Landlord.

6.2. OPERATION AND MAINTENANCE OF COMMON AREAS. During the Term, Landlord shall operate all Common Areas within the Building and the Project, in good condition and repair and otherwise in a manner consistent with comparable projects owned by Landlord in the vicinity of the Project.. The term “Common Areas” shall mean all areas within the Building and other buildings in the Project which are not held for exclusive use by persons entitled to occupy space, including without limitation parking areas and structures, driveways, sidewalks, landscaped and planted areas, hallways and interior stairwells not located within the premises of any tenant, common electrical rooms, entrances and lobbies, elevators, and restrooms not located within the premises of any tenant.

6.3. USE OF COMMON AREAS. The occupancy by Tenant of the Premises shall include the use of the Common Areas in common with Landlord and with all others for whose convenience and use the Common Areas may be provided by Landlord, subject, however, to compliance with Rules and Regulations described in Article 17 below. Landlord shall at all times during the Term have exclusive control of the Common Areas, and may restrain or permit any use or occupancy, except as otherwise provided in this Lease or in Landlord’s rules and regulations. Tenant shall keep the Common Areas clear of any obstruction or unauthorized use related to Tenant’s operations. Landlord may temporarily close any portion of the Common Areas for repairs, remodeling and/or alterations, to prevent a public dedication or the accrual of prescriptive rights, or for any other reasonable purpose. Landlord’s temporary closure of any portion of the Common Areas for such purposes shall not deprive Tenant of reasonable access to the Premises.

6.4. CHANGES AND ADDITIONS BY LANDLORD. Landlord reserves the right to make alterations or additions to the Building or the Project or to the attendant fixtures, equipment and Common Areas, and such change shall not entitle Tenant to any abatement of rent or other claim against Landlord. No such change shall deprive Tenant of reasonable access to or use of the Premises, and any changes by Landlord shall leave the Building and/or Project in a manner consistent with comparable projects owned by Landlord in the vicinity of the Project.

ARTICLE 7. REPAIRS AND MAINTENANCE

7.1. TENANT’S MAINTENANCE AND REPAIR. Subject to Articles 11 and 12, Tenant at its sole expense shall make all repairs necessary to keep the Premises and all improvements and fixtures therein in good condition and repair, excepting ordinary wear and tear. Notwithstanding Section 7.2 below, Tenant’s maintenance obligation shall include without limitation all appliances, interior glass, doors, door closures, hardware, fixtures, electrical, plumbing, fire extinguisher equipment and other equipment installed in the Premises and all Alterations constructed by Tenant pursuant to Section 7.3 below, together with any supplemental HVAC equipment servicing only the Premises. All repairs and other work performed by Tenant or its contractors shall be subject to the terms of Sections 7.3 and 7.4 below. Alternatively, should Landlord or its management agent agree to make a repair on behalf of Tenant and at Tenant’s request, Tenant shall promptly reimburse Landlord as additional rent for all reasonable costs incurred (including the standard supervision fee) upon submission of an invoice.

7.2. LANDLORD’S MAINTENANCE AND REPAIR. Subject to Articles 11 and 12, Landlord shall provide service, maintenance and repair with respect to the heating, ventilating and air conditioning (“HVAC”) equipment of the Building (exclusive of any supplemental HVAC equipment servicing only the Premises) and shall maintain in good repair the Common Areas, roof, foundations, footings, the exterior surfaces of the exterior walls of the Building (including exterior glass), and the structural, electrical, mechanical and plumbing systems of the Building (including elevators, if any, serving the Building), except to the extent provided in Section 7.1 above. Landlord need not make any other improvements or repairs except as specifically required under this Lease, and nothing contained in this Section 7.2 shall limit Landlord’s right to reimbursement from Tenant for maintenance, repair costs and replacement costs as provided elsewhere in this Lease. Notwithstanding any provision of the California Civil Code or any similar or successor laws to the contrary, Tenant understands that it shall not make repairs at Landlord’s expense or by rental offset. Except as provided in Section 11.1 and Article 12 below, and except to the extent of the gross negligence or willful misconduct of Landlord, its agents or any and all affiliates of Landlord in connection with the foregoing, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements to any portion of the

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Building, including repairs to the Premises, nor shall any related activity by Landlord constitute an actual or constructive eviction; provided, however, that in making repairs, alterations or improvements, Landlord shall interfere as little as reasonably practicable with the conduct of Tenant’s business in the Premises. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932, and Sections 1941 and 1942 of the California Civil Code, or any similar or successor laws now or hereafter in effect.

7.3. ALTERATIONS. Except for cosmetic alterations and projects that do not exceed $30,000.00 during any calendar year of the Term, that do not require a permit from the City of Santa Clara and that satisfy the criteria in the next following sentence (which cosmetic work shall require notice to Landlord but not Landlord’s consent), Tenant shall make no alterations, additions, decorations, or improvements (collectively referred to as “Alterations”) to the Premises without the prior written consent of Landlord. Landlord’s consent shall not be unreasonably withheld as long as the proposed Alterations do not affect the structural, electrical or mechanical components or systems of the Building, are not visible from the exterior of the Premises, do not change the basic floor plan of the Premises, and utilize only Landlord’s building standard materials (“Standard Improvements”) and/or such materials approved in advance by Landlord. Such approval shall not be unreasonably withheld or delayed. Landlord may impose, as a condition to its consent, any requirements that Landlord in its discretion may deem reasonable or desirable. Without limiting the generality of the foregoing, Tenant shall use Landlord’s designated mechanical and electrical contractors for all Alterations work affecting the mechanical or electrical systems of the Building or an Approved mechanical or electrical subcontractor where such work is within the Premises. Should Tenant perform any Alterations work that would necessitate any ancillary Building modification or other expenditure by Landlord, then Tenant shall promptly fund the cost thereof to Landlord. Tenant shall obtain all required permits for the Alterations and shall perform the work in compliance with all applicable laws, regulations and ordinances with contractors reasonably acceptable to Landlord, and except for cosmetic Alterations not requiring a permit, Landlord shall be entitled to a supervision fee in the amount of 2% of the cost of the Alterations. Any request for Landlord’s consent shall be made in writing and shall contain architectural plans describing the work in detail reasonably satisfactory to Landlord. Landlord may elect to cause its architect to review Tenant’s architectural plans, and the reasonable cost of that review not to exceed $1,500.00 shall be reimbursed by Tenant. Should the Alterations proposed by Tenant and consented to by Landlord change the floor plan of the Premises, then Tenant shall, at its expense, furnish Landlord with as-built drawings and CAD disks compatible with Landlord’s systems. Alterations shall be constructed in a good and workmanlike manner using materials of a quality reasonably approved by Landlord Unless Landlord otherwise agrees in writing, all Alterations affixed to the Premises, including without limitation all Tenant Improvements constructed pursuant to the Work Letter (except as otherwise provided in the Work Letter), but excluding moveable trade fixtures and furniture, shall become the property of Landlord and shall be surrendered with the Premises at the end of the Term, except that Landlord may, by notice to Tenant given at the time of approval of the Alterations, require Tenant to remove by the Expiration Date, or sooner termination date of this Lease, all or any Alterations (including without limitation all telephone and data cabling) installed either by Tenant or by Landlord at Tenant’s request (collectively, the “Required Removables”), and to replace any non-Standard Improvements with the applicable Standard Improvements. Tenant, at the time it requests approval for a proposed Alteration, may request in writing that Landlord advise Tenant whether the Alteration or any portion thereof, is a Required Removable. Within 10 days after receipt of Tenant’s request, Landlord shall advise Tenant in writing as to which portions of the subject Alterations are Required Removables. In connection with its removal of Required Removables, Tenant shall repair any damage to the Premises arising from that removal and shall restore the affected area to its pre-existing condition, reasonable wear and tear excepted.

7.4. MECHANIC’S LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. Upon request by Landlord, Tenant shall promptly cause any such lien to be released by posting a bond in accordance with California Civil Code Section 8424 or any successor statute. In the event that Tenant shall not, within 15 days following the imposition of any lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other available remedies, the right to cause the lien to be released by any means it deems proper, including payment of or defense against the claim giving rise to the lien. All expenses so incurred by Landlord, including Landlord’s attorneys’ fees, shall be reimbursed by Tenant promptly following Landlord’s demand, together with interest from the date of payment by Landlord at the maximum rate permitted by law until paid. Tenant shall give Landlord no less than 5 business days’ prior notice in writing before commencing construction of any kind on the Premises.

7.5. ENTRY AND INSPECTION. Landlord shall at all reasonable times have the right to enter the Premises to inspect them, to supply services in accordance with this Lease, to make repairs and renovations as reasonably deemed necessary by Landlord, and to submit the Premises to prospective or actual purchasers or encumbrance holders (or, during the final twelve months of the Term or when an uncured Default exists, to prospective tenants), all without being deemed to have caused an eviction of Tenant and without abatement of rent except as provided elsewhere in this Lease. If reasonably necessary, Landlord may temporarily close all or a portion of the Premises to perform repairs, alterations and additions. Except in emergencies or to provide Building services, Landlord shall provide Tenant with reasonable prior verbal notice of entry and shall use reasonable efforts to minimize any interference with Tenant’s use of the Premises.

ARTICLE 8. [INTENTIONALLY DELETED]

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ARTICLE 9. ASSIGNMENT AND SUBLETTING

9.1. RIGHTS OF PARTIES.

(a)    Except as otherwise specifically provided in this Article 9, Tenant may not, either voluntarily or by operation of law, assign, sublet, encumber, or otherwise transfer all or any part of Tenant’s interest in this Lease, or permit the Premises to be occupied by anyone other than Tenant or an Affiliate of Tenant as defined below (each, a “Transfer”), without Landlord’s prior written consent, which consent shall not unreasonably be withheld in accordance with the provisions of Section 9.1(b). For purposes of this Lease, references to any subletting, sublease or variation thereof shall be deemed to apply not only to a sublease effected directly by Tenant, but also to a sub-subletting or an assignment of subtenancy by a subtenant at any level. Except as otherwise specifically provided in this Article 9, no Transfer (whether voluntary, involuntary or by operation of law) shall be valid or effective without Landlord’s prior written consent and, at Landlord’s election, such a Transfer shall constitute a material default of this Lease.

(b)    Except as otherwise specifically provided in this Article 9, if Tenant or any subtenant hereunder desires to transfer an interest in this Lease, Tenant shall first notify Landlord in writing and shall request Landlord’s consent thereto. Tenant shall also submit to Landlord in writing: (i) the name and address of the proposed transferee; (ii) the nature of any proposed subtenant’s or assignee’s business to be carried on in the Premises; (iii) the terms and provisions of any proposed sublease or assignment (including without limitation the rent and other economic provisions, term, improvement obligations and commencement date); (iv) evidence that the proposed assignee or subtenant will comply with the requirements of Exhibit D to this Lease; and (v) any other information requested by Landlord and reasonably related to the Transfer. Landlord shall not unreasonably withhold its consent, provided: (1) the use of the Premises will be consistent with the provisions of this Lease and with Landlord’s commitment to other tenants of the Building and Project; (2) any proposed subtenant or assignee demonstrates that it is financially responsible by submission to Landlord of all reasonable information as Landlord may request concerning the proposed subtenant or assignee, including, but not limited to, a balance sheet of the proposed subtenant or assignee as of a date within 90 days of the request for Landlord’s consent and statements of income or profit and loss of the proposed subtenant or assignee for the two-year period preceding the request for Landlord’s consent; (3) the proposed assignee or subtenant is neither an existing tenant or occupant of the Building or Project nor a prospective tenant with whom Landlord or Landlord's affiliate has been actively negotiating to become a tenant at the Building or Project; and (4) the proposed transferee is not an SDN (as defined below) and will not impose additional burdens or security risks on Landlord. If Landlord consents to the proposed Transfer, then the Transfer may be effected within 90 days after the date of the consent upon the terms described in the information furnished to Landlord; provided that any material change in the terms shall be subject to Landlord’s consent as set forth in this Section 9.1(b). Landlord shall approve or disapprove any requested Transfer within 30 days following receipt of Tenant’s written notice and the information set forth above. Except in connection with a Permitted Transfer (as defined below), if Landlord approves the Transfer Tenant shall pay a transfer fee of $1,000.00 to Landlord concurrently with Tenant’s execution of a Transfer consent prepared by Landlord.

(c)    Notwithstanding the provisions of Subsection (b) above, and except in connection with a “Permitted Transfer” (as defined below), in lieu of consenting to a proposed assignment or subletting, Landlord may elect to terminate this Lease in its entirety in the event of an assignment, or terminate this Lease as to the portion of the Premises proposed to be subleased, if that portion exceeds 50% of the Premises, with a proportionate abatement in the rent payable under this Lease, such termination to be effective on the date that the proposed sublease or assignment would have commenced. Landlord may thereafter, at its option, assign or re-let any space so recaptured to any third party, including without limitation the proposed transferee identified by Tenant.

(d)    Should any Transfer occur, Tenant shall, except in connection with a Permitted Transfer, promptly pay or cause to be paid to Landlord, as additional rent, 50% of any amounts paid by the assignee or subtenant, however described and whether funded during or after the Lease Term, to the extent such amounts are in excess of the sum of (i) the scheduled Basic Rent payable by Tenant hereunder (or, in the event of a subletting of only a portion of the Premises, the Basic Rent allocable to such portion as reasonably determined by Landlord) and (ii) the direct out-of-pocket costs, as evidenced by third party invoices provided to Landlord, incurred by Tenant to effect the Transfer, which costs shall be amortized over the remaining Term of this Lease or, if shorter, over the term of the sublease.

(e)    The sale of all or substantially all of the assets of Tenant (other than bulk sales in the ordinary course of business), the merger or consolidation of Tenant as a result of which, the shareholders of Tenant immediately preceding such merger or consolidation fail to own at least 50% of the voting power of the outstanding securities of Tenant following such merger or consolidation, the sale of 50% or more of Tenant’s outstanding capital stock to any individual, entity or group, or any other direct or indirect change of control of Tenant, including, without limitation, change of control of Tenant’s parent company or a merger by Tenant or its parent company, in each case, as a result of which, the shareholders of Tenant immediately preceding such merger or change of control fail to own at least 50% of the voting power of the outstanding securities of Tenant following such merger or change of control, shall be deemed a Transfer within the meaning and provisions of this Article. Notwithstanding the foregoing, Tenant may assign this Lease to a successor to Tenant by merger, consolidation, sale of 50% or more of Tenant’s outstanding capital stock or the purchase of substantially all of Tenant’s assets, or assign this Lease or sublet all or a portion of the Premises to an

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Affiliate (defined below), without the consent of Landlord but subject to the provisions of Section 9.2, provided that all of the following conditions are satisfied (a “Permitted Transfer”): (i) Tenant is not then in Default hereunder; (ii) Tenant gives Landlord written notice at least 10 business days before such Permitted Transfer; and (iii) the successor entity resulting from any merger or consolidation of Tenant or the sale of all or substantially all of the assets of Tenant, has a net worth (computed in accordance with generally accepted accounting principles, except that intangible assets such as goodwill, patents, copyrights, and trademarks shall be excluded in the calculation (“Net Worth”)) at the time of the Permitted Transfer that is at least equal to the Net Worth of Tenant immediately before the Permitted Transfer. Tenant’s notice to Landlord shall include reasonable information and documentation evidencing the Permitted Transfer and showing that each of the above conditions has been satisfied. If requested by Landlord, Tenant’s successor shall sign and deliver to Landlord a commercially reasonable form of assumption agreement. “Affiliate” shall mean an entity controlled by, controlling or under common control with Tenant.

9.2. EFFECT OF TRANSFER. No subletting or assignment, even with the consent of Landlord, shall relieve Tenant, or any successor-in-interest to Tenant hereunder, of its obligation to pay rent and to perform all its other obligations under this Lease. Each assignee, other than Landlord, shall be deemed to assume all obligations of Tenant under this Lease and shall be liable jointly and severally with Tenant for the payment of all rent, and for the due performance of all of Tenant’s obligations, under this Lease. Such joint and several liability shall not be discharged or impaired by any subsequent modification or extension of this Lease. Consent by Landlord to one or more transfers shall not operate as a waiver or estoppel to the future enforcement by Landlord of its rights under this Lease.

9.3. SUBLEASE REQUIREMENTS. Any sublease, license, concession or other occupancy agreement entered into by Tenant shall be subordinate and subject to the provisions of this Lease, and if this Lease is terminated during the term of any such agreement, Landlord shall have the right to: (i) treat such agreement as cancelled and repossess the subject space by any lawful means, or (ii) require that such transferee attorn to and recognize Landlord as its landlord (or licensor, as applicable) under such agreement. Landlord shall not, by reason of such attornment or the collection of sublease rentals, be deemed liable to the subtenant for the performance of any of Tenant’s obligations under the sublease. If Tenant is in Default (hereinafter defined), Landlord is irrevocably authorized to direct any transferee under any such agreement to make all payments under such agreement directly to Landlord (which Landlord shall apply towards Tenant’s obligations under this Lease) until such Default is cured. No collection or acceptance of rent by Landlord from any transferee shall be deemed a waiver of any provision of Article 9 of this Lease, an approval of any transferee, or a release of Tenant from any obligation under this Lease, whenever accruing. In no event shall Landlord’s enforcement of any provision of this Lease against any transferee be deemed a waiver of Landlord’s right to enforce any term of this Lease against Tenant or any other person.

ARTICLE 10. INSURANCE AND INDEMNITY

10.1. TENANT’S INSURANCE. Tenant, at its sole cost and expense, shall provide and maintain in effect the insurance described in Exhibit D. Evidence of that insurance must be delivered to Landlord prior to the Commencement Date.

10.2. LANDLORD’S INSURANCE. Landlord shall provide the following types of insurance, with or without deductible and in amounts and coverages as may be determined by Landlord in its discretion: property insurance, subject to standard exclusions (such as, but not limited to, earthquake and flood exclusions), covering the Building or Project. In addition, Landlord may, at its election, obtain insurance coverages for such other risks as Landlord or its Mortgagees may from time to time deem appropriate, including earthquake, terrorism and commercial general liability coverage. Landlord shall not be required to carry insurance of any kind on any tenant improvements or Alterations in the Premises installed by Tenant or its contractors or otherwise removable by Tenant (collectively, "Tenant Installations"), or on any trade fixtures, furnishings, equipment, interior plate glass, signs or items of personal property in the Premises, and Landlord shall not be obligated to repair or replace any of the foregoing items should damage occur. All proceeds of insurance maintained by Landlord upon the Building and Project shall be the property of Landlord, whether or not Landlord is obligated to or elects to make any repairs.

10.3. TENANT’S INDEMNITY. To the fullest extent permitted by law, but subject to Section 10.5 below, Tenant shall defend, indemnify and hold harmless Landlord and Landlord’s agents, employees, lenders, and affiliates, from and against any and all negligence, claims, liabilities, damages, costs or expenses arising either before or after the Commencement Date which arise from or are caused by Tenant’s use or occupancy of the Premises, the Building or the Common Areas of the Project, or from the conduct of Tenant’s business, or from any activity, work, or thing done, permitted or suffered by Tenant or Tenant’s agents, employees, subtenants, vendors, contractors, invitees or licensees in or about the Premises, the Building or the Common Areas of the Project, or from any Default in the performance of any obligation on Tenant’s part to be performed under this Lease, or from any act, omission or negligence on the part of Tenant or Tenant’s agents, employees, subtenants, vendors, contractors, invitees or licensees. Landlord may, at its option, require Tenant to assume Landlord’s defense in any action covered by this Section 10.3 through counsel reasonably satisfactory to Landlord. Notwithstanding the foregoing, Tenant shall not be obligated to indemnify Landlord against any liability or expense to the extent it is ultimately determined that the same was caused by the sole negligence or willful misconduct of Landlord, its agents, contractors or employees.

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10.4. LANDLORD’S NONLIABILITY. Landlord shall not be liable to Tenant, its employees, agents and invitees, and Tenant hereby waives all claims against Landlord, its employees and agents for loss of or damage to any property, or any injury to any person, resulting from any condition including, but not limited to, acts or omissions (criminal or otherwise) of third parties and/or other tenants of the Project, or their agents, employees or invitees, fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak or flow from or into any part of the Premises or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, electrical works or other fixtures in the Building, whether the damage or injury results from conditions arising in the Premises or in other portions of the Building, except to the extent of the gross negligence or willful misconduct of Landlord, its agents or any and all affiliates of Landlord in connection with the foregoing (but subject to Section 10.5 below). It is understood that any such condition may require the temporary evacuation or closure of all or a portion of the Building. Should Tenant elect to receive any service from a concessionaire, licensee or third party tenant of Landlord, Tenant shall not seek recourse against Landlord for any breach or liability of that service provider. Notwithstanding anything to the contrary contained in this Lease, in no event shall Landlord be liable for Tenant’s loss or interruption of business or income (including without limitation, Tenant’s consequential damages, lost profits or opportunity costs), or for interference with light or other similar intangible interests.

10.5. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waives all rights of recovery against the other on account of loss and damage occasioned to the property of such waiving party to the extent that the waiving party is entitled to proceeds for such loss and damage under any property insurance policies carried or otherwise required to be carried by this Lease; provided however, that the foregoing waiver shall not apply to the extent of Tenant’s obligation to pay deductibles under any such policies and this Lease. By this waiver it is the intent of the parties that neither Landlord nor Tenant shall be liable to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage insured against under any property insurance policies, even though such loss or damage might be occasioned by the negligence of such party, its agents, employees, contractors or invitees. The foregoing waiver by Tenant shall also inure to the benefit of Landlord's management agent for the Building.

ARTICLE 11. DAMAGE OR DESTRUCTION

11.1. RESTORATION.

(a)    If the Building of which the Premises are a part is damaged as the result of an event of casualty, then subject to the provisions below, Landlord shall repair that damage as soon as reasonably possible unless Landlord reasonably determines that: (i) the Premises have been materially damaged and there is less than 1 year of the Term remaining on the date of the casualty; (ii) any pre-existing Mortgagee (defined in Section 13.1) requires that the insurance proceeds be applied to the payment of the mortgage debt; or (iii) proceeds necessary to pay the full cost of the repair are not available from Landlord’s insurance, including without limitation earthquake insurance. Should Landlord elect not to repair the damage for one of the preceding reasons, Landlord shall so notify Tenant in the “Casualty Notice” (as defined below), and this Lease shall terminate as of the date of delivery of that notice.

(b)    As soon as reasonably practicable following the casualty event but not later than 60 days thereafter, Landlord shall notify Tenant in writing (“Casualty Notice”) of Landlord’s election, if applicable, to terminate this Lease. If this Lease is not so terminated, the Casualty Notice shall set forth the anticipated period for repairing the casualty damage. If the anticipated repair period exceeds 270 days and if the damage is so extensive as to reasonably prevent Tenant’s substantial use and enjoyment of the Premises, then either party may elect to terminate this Lease by written notice to the other within 10 days following delivery of the Casualty Notice.

(c)    In the event that neither Landlord nor Tenant terminates this Lease pursuant to Section 11.1(b), Landlord shall repair all material damage to the Premises or the Building as soon as reasonably possible and this Lease shall continue in effect for the remainder of the Term. Upon notice from Landlord, Tenant shall assign or endorse over to Landlord (or to any party designated by Landlord) all property insurance proceeds payable to Tenant under Tenant's insurance with respect to any Tenant Installations; provided if the estimated cost to repair such Tenant Installations exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, the excess cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's commencement of repairs. Within 15 days of demand, Tenant shall also pay Landlord for any additional excess costs that are determined during the performance of the repairs to such Tenant Installations.

(d)    From and after the 6th business day following the casualty event, the rental to be paid under this Lease shall be abated in the same proportion that the Floor Area of the Premises that is rendered unusable by the damage from time to time bears to the total Floor Area of the Premises.

(e)    Notwithstanding the provisions of subsections (a), (b) and (c) of this Section 11.1, but subject to Section 10.5, the cost of any repairs shall be borne by Tenant, and Tenant shall not be entitled to rental abatement or termination rights, if the damage is due to the fault or neglect of Tenant or its employees, subtenants, contractors, invitees or representatives. In addition, the provisions of this Section 11.1 shall not be deemed to require Landlord to repair any Tenant Installations, fixtures and other items that Tenant is obligated to insure pursuant to Exhibit D or under any other provision of this Lease.

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11.2. LEASE GOVERNS. Tenant agrees that the provisions of this Lease, including without limitation Section 11.1, shall govern any damage or destruction and shall accordingly supersede any contrary statute or rule of law.

ARTICLE 12. EMINENT DOMAIN

Either party may terminate this Lease if any material part of the Premises is taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a “Taking”). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Project which would have a material adverse effect on Landlord’s ability to profitably operate the remainder of the Building. The termination shall be effective as of the effective date of any order granting possession to, or vesting legal title in, the condemning authority. If this Lease is not terminated, Basic Rent and Tenant’s Share of Operating Expenses shall be appropriately adjusted to account for any reduction in the square footage of the Building or Premises. All compensation awarded for a Taking shall be the property of Landlord and the right to receive compensation or proceeds in connection with a Taking are expressly waived by Tenant; provided, however, Tenant may file a separate claim for Tenant's personal property and Tenant's reasonable relocation expenses, provided the filing of the claim does not diminish the amount of Landlord’s award. If only a part of the Premises is subject to a Taking and this Lease is not terminated, Landlord, with reasonable diligence, will restore the remaining portion of the Premises as nearly as practicable to the condition immediately prior to the Taking. Tenant agrees that the provisions of this Lease shall govern any Taking and shall accordingly supersede any contrary statute or rule of law.

ARTICLE 13. SUBORDINATION; ESTOPPEL CERTIFICATE

13.1. SUBORDINATION. Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s) of trust, ground lease(s) or other lien(s) now or subsequently arising upon the Premises, the Building or the Project, and to renewals, modifications, refinancings and extensions thereof (collectively referred to as a “Mortgage”). The party having the benefit of a Mortgage shall be referred to as a “Mortgagee”. This clause shall be self-operative, but upon request from a Mortgagee, Tenant shall execute a commercially reasonable subordination and attornment agreement in favor of the Mortgagee, provided such agreement provides a non-disturbance covenant benefiting Tenant. Alternatively, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. Upon request, Tenant, without charge, shall attorn to any successor to Landlord’s interest in this Lease in the event of a foreclosure of any mortgage. Tenant agrees that any purchaser at a foreclosure sale or lender taking title under a deed in lieu of foreclosure shall not be responsible for any act or omission of a prior landlord, shall not be subject to any offsets or defenses Tenant may have against a prior landlord, and shall not be liable for the return of the Security Deposit not actually recovered by such purchaser nor bound by any rent paid in advance of the calendar month in which the transfer of title occurred; provided that the foregoing shall not release the applicable prior landlord from any liability for those obligations. Tenant acknowledges that Landlord’s Mortgagees and their successors-in-interest are intended third party beneficiaries of this Section 13.1. Landlord shall use commercially reasonable efforts to obtain a non-disturbance agreement for Tenant, reasonably satisfactory to Tenant from any future Mortgagee.

Landlord warrants to Tenant that there are no Mortgages encumbering the Building as of the execution of this Lease.

13.2. ESTOPPEL CERTIFICATE. Tenant shall, within 10 days after receipt of a written request from Landlord, execute and deliver a commercially reasonable estoppel certificate in favor of those parties as are reasonably requested by Landlord (including a Mortgagee or a prospective purchaser of the Building or the Project).

ARTICLE 14. DEFAULTS AND REMEDIES

14.1. TENANT’S DEFAULTS. In addition to any other event of default set forth in this Lease, the occurrence of any one or more of the following events shall constitute a “Default” by Tenant:

(a)    The failure by Tenant to make any payment of Rent required to be made by Tenant, as and when due, where the failure continues for a period of 5 business days after confirmed receipt of written notice from Landlord to Tenant. The term “Rent” as used in this Lease shall be deemed to mean the Basic Rent and all other sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

(b)    The assignment, sublease, encumbrance or other Transfer of the Lease by Tenant, either voluntarily or by operation of law, whether by judgment, execution, transfer by intestacy or testacy, or other means, without the prior written consent of Landlord unless otherwise authorized in Article 9 of this Lease.

(c)    The discovery by Landlord that any financial statement provided by Tenant, or by any affiliate, successor or guarantor of Tenant, was materially false.

(d)    Except where a specific time period is otherwise set forth for Tenant’s performance in this Lease (in which event the failure to perform by Tenant within such time period shall be a Default), the failure or inability by Tenant to observe or perform any of the covenants or provisions of this Lease to be observed

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or performed by Tenant, other than as specified in any other subsection of this Section 14.1, where the failure continues for a period of 30 days after confirmed receipt of written notice from Landlord to Tenant. However, if the nature of the failure is such that more than 30 days are reasonably required for its cure, then Tenant shall not be deemed to be in Default if Tenant commences the cure within 30 days, and thereafter diligently pursues the cure to completion.

The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law, and Landlord shall not be required to give any additional notice under California Code of Civil Procedure Section 1161, or any successor statute, in order to be entitled to commence an unlawful detainer proceeding.
14.2. LANDLORD’S REMEDIES.

(a)    Upon the occurrence of any Default by Tenant, then in addition to any other remedies available to Landlord, Landlord may exercise the following remedies:

(i)    Landlord may terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. Such termination shall not affect any accrued obligations of Tenant under this Lease. Upon termination, Landlord shall have the right to reenter the Premises and remove all persons and property. Landlord shall also be entitled to recover from Tenant:

(1)    The worth at the time of award of the unpaid Rent which had been earned at the time of termination;

(2)    The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such loss that Tenant proves could have been reasonably avoided;

(3)    The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such loss that Tenant proves could be reasonably avoided;

(4)    Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result from Tenant’s default, including, but not limited to, the cost of recovering possession of the Premises, commissions and other expenses of reletting, including necessary repair, renovation, improvement and alteration of the Premises for a new tenant, reasonable attorneys’ fees, and any other reasonable costs; and

(5)    At Landlord’s election, all other amounts in addition to or in lieu of the foregoing as may be permitted by law. Any sum, other than Basic Rent, shall be computed on the basis of the average monthly amount accruing during the 24 month period immediately prior to Default, except that if it becomes necessary to compute such rental before the 24 month period has occurred, then the computation shall be on the basis of the average monthly amount during the shorter period. As used in subparagraphs (1) and (2) above, the “worth at the time of award” shall be computed by allowing interest at the rate of 10% per annum. As used in subparagraph (3) above, the “worth at the time of award” shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

(ii)    Landlord may elect not to terminate Tenant’s right to possession of the Premises, in which event Landlord may continue to enforce all of its rights and remedies under this Lease, including the right to collect all rent as it becomes due. Efforts by the Landlord to maintain, preserve or relet the Premises, or the appointment of a receiver to protect the Landlord’s interests under this Lease, shall not constitute a termination of the Tenant’s right to possession of the Premises. In the event that Landlord elects to avail itself of the remedy provided by this subsection (ii), Landlord shall not unreasonably withhold its consent to an assignment or subletting of the Premises subject to the reasonable standards for Landlord’s consent as are contained in this Lease.

(b)    The various rights and remedies reserved to Landlord in this Lease or otherwise shall be cumulative and, except as otherwise provided by California law, Landlord may pursue any or all of its rights and remedies at the same time. No delay or omission of Landlord to exercise any right or remedy shall be construed as a waiver of the right or remedy or of any breach or Default by Tenant. The acceptance by Landlord of rent shall not be a (i) waiver of any preceding breach or Default by Tenant of any provision of this Lease, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord’s knowledge of the preceding breach or Default at the time of acceptance of rent, or (ii) a waiver of Landlord’s right to exercise any remedy available to Landlord by virtue of the breach or Default. The acceptance of any payment from a debtor in possession, a trustee, a receiver or any other person acting on behalf of Tenant or Tenant’s estate shall not waive or cure a Default under Section 14.1. No payment by Tenant or receipt by Landlord of a lesser amount than the rent required by this Lease shall be deemed to be other than a partial payment on account of the earliest due stipulated rent, nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction and Landlord shall accept the check or payment

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without prejudice to Landlord’s right to recover the balance of the rent or pursue any other remedy available to it. Tenant hereby waives any right of redemption or relief from forfeiture under California Code of Civil Procedure Section 1174 or 1179, or under any successor statute, in the event this Lease is terminated by reason of any Default by Tenant. No act or thing done by Landlord or Landlord’s agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord’s agents shall have any power to accept the keys to the Premises prior to the termination of this Lease, and the delivery of the keys to any employee shall not operate as a termination of the Lease or a surrender of the Premises.

14.3. LATE PAYMENTS. Any Rent due under this Lease that is not paid to Landlord within 5 days of the date when due shall bear interest at the maximum rate permitted by law from the date due until fully paid. The payment of interest shall not cure any Default by Tenant under this Lease. In addition, Tenant acknowledges that the late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Those costs may include, but are not limited to, administrative, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any rent due from Tenant shall not be received by Landlord or Landlord’s designee within 5 days after the date due, then Tenant shall pay to Landlord, in addition to the interest provided above, a late charge for each delinquent payment equal to the greater of (i) 5% of that delinquent payment or (ii) $100.00; provided that Landlord shall waive the payment of said late charge for the initial delinquent payment of Basic Rent or Operating Expenses by Tenant during any calendar year. Acceptance of a late charge by Landlord shall not constitute a waiver of Tenant’s Default with respect to the overdue amount, nor shall it prevent Landlord from exercising any of its other rights and remedies.

14.4. RIGHT OF LANDLORD TO PERFORM. If Tenant is in Default of any of its obligations under the Lease, Landlord shall have the right to perform such obligations. Tenant shall reimburse Landlord for the cost of such performance upon demand together with an administrative charge equal to 10% of the cost of the work performed by Landlord.

14.5. DEFAULT BY LANDLORD. Landlord shall not be deemed to be in default in the performance of any obligation under this Lease unless and until it has failed to perform the obligation within 30 days after confirmed receipt of written notice by Tenant to Landlord specifying in reasonable detail the nature and extent of the failure; provided, however, that if the nature of Landlord’s obligation is such that more than 30 days are required for its performance, then Landlord shall not be deemed to be in default if it commences performance within the 30 day period and thereafter diligently pursues the cure to completion. Tenant hereby waives any right to terminate or rescind this Lease as a result of any default by Landlord hereunder or any breach by Landlord of any promise or inducement relating hereto, and Tenant agrees that its remedies shall be limited to a suit for actual damages and/or injunction and shall in no event include any consequential damages, lost profits or opportunity costs.

14.6. EXPENSES AND LEGAL FEES. Should either Landlord or Tenant bring any action in connection with this Lease, the prevailing party shall be entitled to recover as a part of the action its reasonable attorneys’ fees, and all other reasonable costs. The prevailing party for the purpose of this paragraph shall be determined by the trier of the facts.

14.7. WAIVER OF JURY TRIAL/JUDICIAL REFERENCE.

(a)    LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT IS AWARE OF AND HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHT TO TRIAL BY JURY, AND EACH PARTY DOES HEREBY EXPRESSLY AND KNOWINGLY WAIVE AND RELEASE ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER (AND/OR AGAINST ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, OR SUBSIDIARY OR AFFILIATED ENTITIES) ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

(b)    In the event that the jury waiver provisions of Section 14.7(a) are not enforceable under California law, then, unless otherwise agreed to by the parties, the provisions of this Section 14.7(b) shall apply. Landlord and Tenant agree that any disputes arising in connection with this Lease (including but not limited to a determination of any and all of the issues in such dispute, whether of fact or of law) shall be resolved (and a decision shall be rendered) by way of a general reference as provided for in Part 2, Title 8, Chapter 6 (§§ 638 et. seq.) of the California Code of Civil Procedure, or any successor California statute governing resolution of disputes by a court appointed referee. Nothing within this Section 14.7 shall apply to an unlawful detainer action.

14.8 SATISFACTION OF JUDGMENT. The obligations of Landlord do not constitute the personal obligations of the individual partners, trustees, directors, officers, members or shareholders of Landlord or its constituent partners or members. Should Tenant recover a money judgment against Landlord, such judgment shall be satisfied only from the interest of Landlord in the Project and out of the rent or other income from such property receivable by Landlord, and no action for any deficiency may be sought or obtained by Tenant.

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ARTICLE 15. END OF TERM

15.1. HOLDING OVER. If Tenant holds over for any period after the Expiration Date (or earlier termination of the Term) without the prior written consent of Landlord, such tenancy shall constitute a tenancy at sufferance only and a Default by Tenant; such holding over with the prior written consent of Landlord shall constitute a month-to-month tenancy commencing on the 1st day following the termination of this Lease and terminating 30 days following delivery of written notice of termination by either Landlord or Tenant to the other. In either of such events, possession shall be subject to all of the terms of this Lease, except that the monthly rental shall be 150% of the total monthly rental for the month immediately preceding the date of termination, subject to Landlord’s right to modify same upon 30 days notice to Tenant. The acceptance by Landlord of monthly hold-over rental in a lesser amount shall not constitute a waiver of Landlord's right to recover the full amount due unless otherwise agreed in writing by Landlord. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claims made by any succeeding tenant relating to such failure to surrender. The foregoing provisions of this Section 15.1 are in addition to and do not affect Landlord’s right of re-entry or any other rights of Landlord under this Lease or at law.

15.2. SURRENDER OF PREMISES; REMOVAL OF PROPERTY. Upon the Expiration Date or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order, condition and repair as when received or as hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord’s obligation excepted, and shall remove or fund to Landlord the cost of removing all wallpapering, voice and/or data transmission cabling installed by or for Tenant and Required Removables, together with all personal property and debris, and shall perform all work required under Section 7.3 of this Lease. If Tenant shall fail to comply with the provisions of this Section 15.2, Landlord may effect the removal and/or make any repairs, and the cost to Landlord shall be additional rent payable by Tenant upon demand.

ARTICLE 16. PAYMENTS AND NOTICES

All sums payable by Tenant to Landlord shall be paid, without deduction or offset, in lawful money of the United States to Landlord at its address set forth in Item 12 of the Basic Lease Provisions, or at any other place as Landlord may designate in writing. Unless this Lease expressly provides otherwise, as for example in the payment of rent pursuant to Section 4.1, all payments shall be due and payable within 5 days after demand. All payments requiring proration shall be prorated on the basis of the number of days in the pertinent calendar month or year, as applicable. Any notice, election, demand, consent, approval or other communication to be given or other document to be delivered by either party to the other may be delivered to the other party, at the address set forth in Item 12 of the Basic Lease Provisions, by personal service, or by any courier or “overnight” express mailing service. Either party may, by written notice to the other, served in the manner provided in this Article, designate a different address. The refusal to accept delivery of a notice, or the inability to deliver the notice (whether due to a change of address for which notice was not duly given or other good reason), shall be deemed delivery and receipt of the notice as of the date of attempted delivery. If more than one person or entity is named as Tenant under this Lease, service of any notice upon any one of them shall be deemed as service upon all of them.

ARTICLE 17. RULES AND REGULATIONS

Tenant agrees to comply with the Rules and Regulations attached as Exhibit E, and any reasonable and nondiscriminatory amendments, modifications and/or additions as may be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order, or cleanliness of the Premises, Building, Project and/or Common Areas. Landlord shall not be liable to Tenant for any violation of the Rules and Regulations or the breach of any covenant or condition in any lease or any other act or conduct by any other tenant, and the same shall not constitute a constructive eviction hereunder. One or more waivers by Landlord of any breach of the Rules and Regulations by Tenant or by any other tenant(s) shall not be a waiver of any subsequent breach of that rule or any other. Tenant’s failure to keep and observe the Rules and Regulations shall constitute a default under this Lease. In the case of any conflict between the Rules and Regulations and this Lease, this Lease shall be controlling.

ARTICLE 18. BROKER’S COMMISSION

The parties recognize as the broker(s) who negotiated this Lease the firm(s) whose name(s) is (are) stated in Item 10 of the Basic Lease Provisions, and agree that Landlord shall be responsible for the payment of brokerage commissions to those broker(s) unless otherwise provided in this Lease. It is understood that Landlord's Broker represents only Landlord in this transaction and Tenant's Broker (if any) represents only Tenant. Each party warrants that it has had no dealings with any other real estate broker or agent in connection with the negotiation of this Lease, and agrees to indemnify and hold the other party harmless from any cost, expense or liability (including reasonable attorneys’ fees) for any compensation, commissions or charges claimed by any other real estate broker or agent employed or claiming to represent or to have been employed by the indemnifying party in connection with the negotiation of this Lease. The foregoing agreement shall survive the termination of this Lease.

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ARTICLE 19. TRANSFER OF LANDLORD’S INTEREST

In the event of any transfer of Landlord's interest in the Premises, provided that Tenant is duly notified of such transfer and the transferee (other than a Mortgagee) shall assume the obligations of “Landlord” under this Lease accruing from and after the effective date of such transfer, the transferor shall be automatically relieved of all obligations on the part of Landlord accruing under this Lease from and after the effective date of such transfer. Any funds held by the transferor in which Tenant has an interest, including without limitation, the Security Deposit, shall be turned over, subject to that interest, to the transferee. No Mortgagee to which this Lease is or may be subordinate shall be responsible in connection with the Security Deposit unless the Mortgagee actually receives the Security Deposit. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to the foregoing, be binding on Landlord, its successors and assigns, only during and in respect to their respective successive periods of ownership.

ARTICLE 20. INTERPRETATION

20.1. NUMBER. Whenever the context of this Lease requires, the words “Landlord” and “Tenant” shall include the plural as well as the singular.

20.2. HEADINGS. The captions and headings of the articles and sections of this Lease are for convenience only, are not a part of this Lease and shall have no effect upon its construction or interpretation.

20.3. JOINT AND SEVERAL LIABILITY. If more than one person or entity is named as Tenant, the obligations imposed upon each shall be joint and several and the act of or notice from, or notice or refund to, or the signature of, any one or more of them shall be binding on all of them with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, termination or modification of this Lease.

20.4. SUCCESSORS. Subject to Sections 13.1 and 22.3 and to Articles 9 and 19 of this Lease, all rights and liabilities given to or imposed upon Landlord and Tenant shall extend to and bind their respective heirs, executors, administrators, successors and assigns. Nothing contained in this Section 20.4 is intended, or shall be construed, to grant to any person other than Landlord and Tenant and their successors and assigns any rights or remedies under this Lease.

20.5. TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

20.6. CONTROLLING LAW/VENUE. This Lease shall be governed by and interpreted in accordance with the laws of the State of California. Should any litigation be commenced between the parties in connection with this Lease, such action shall be prosecuted in the applicable State Court of California in the county in which the Building is located.

20.7. SEVERABILITY. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party or the deletion of which is consented to by the party adversely affected, shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

20.8. WAIVER. One or more waivers by Landlord or Tenant of any breach of any term, covenant or condition contained in this Lease shall not be a waiver of any subsequent breach of the same or any other term, covenant or condition. Consent to any act by one of the parties shall not be deemed to render unnecessary the obtaining of that party’s consent to any subsequent act. No breach of this Lease shall be deemed to have been waived unless the waiver is in a writing signed by the waiving party.

20.9. INABILITY TO PERFORM. In the event that either party shall be delayed or hindered in or prevented from the performance of any work or in performing any act required under this Lease by reason of any cause beyond the reasonable control of that party, then the performance of the work or the doing of the act shall be excused for the period of the delay and the time for performance shall be extended for a period equivalent to the period of the delay. The provisions of this Section 20.9 shall not operate to excuse Tenant from the prompt payment of Rent.

20.10. ENTIRE AGREEMENT. This Lease and its exhibits and other attachments cover in full each and every agreement of every kind between the parties concerning the Premises, the Building, and the Project, and all preliminary negotiations, oral agreements, understandings and/or practices, except those contained in this Lease, are superseded and of no further effect. Tenant waives its rights to rely on any representations or promises made by Landlord or others which are not contained in this Lease. No verbal agreement or implied covenant shall be held to modify the provisions of this Lease, any statute, law, or custom to the contrary notwithstanding.

20.11. QUIET ENJOYMENT. Upon the observance and performance of all the covenants, terms and conditions on Tenant’s part to be observed and performed, and subject to the other provisions of this Lease, Tenant shall have the right of quiet enjoyment and use of the Premises for the Term without hindrance or interruption by Landlord or any other person claiming by or through Landlord.

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20.12. SURVIVAL. All covenants of Landlord or Tenant which reasonably would be intended to survive the expiration or sooner termination of this Lease, including without limitation any warranty or indemnity hereunder, shall so survive and continue to be binding upon and inure to the benefit of the respective parties and their successors and assigns.

ARTICLE 21. EXECUTION AND RECORDING

21.1. COUNTERPARTS; DIGITAL SIGNATURES.  This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement. The parties agree to accept a digital image (including but not limited to an image in the form of a PDF, JPEG, GIF file, or other e-signature) of this Lease, if applicable, reflecting the execution of one or both of the parties, as a true and correct original.

21.2. CORPORATE AND PARTNERSHIP AUTHORITY. If Tenant is a corporation, limited liability company or partnership, each individual executing this Lease on behalf of the entity represents and warrants that such individual is duly authorized to execute and deliver this Lease and that this Lease is binding upon the corporation, limited liability company or partnership in accordance with its terms. Tenant shall, at Landlord’s request, deliver a certified copy of its organizational documents or an appropriate certificate authorizing or evidencing the execution of this Lease.

21.3. EXECUTION OF LEASE; NO OPTION OR OFFER. The submission of this Lease to Tenant shall be for examination purposes only, and shall not constitute an offer to or option for Tenant to lease the Premises. Execution of this Lease by Tenant and its return to Landlord shall not be binding upon Landlord, notwithstanding any time interval, until Landlord has in fact executed and delivered this Lease to Tenant, it being intended that this Lease shall only become effective upon execution by Landlord and delivery of a fully executed counterpart to Tenant.

21.4. RECORDING. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a “short form” memorandum of this Lease for recording purposes.

21.5. AMENDMENTS. No amendment or mutual termination of this Lease shall be effective unless in writing signed by authorized signatories of Tenant and Landlord, or by their respective successors in interest. No actions, policies, oral or informal arrangements, business dealings or other course of conduct by or between the parties shall be deemed to modify this Lease in any respect.

21.6. BROKER DISCLOSURE. By the execution of this Lease, each of Landlord and Tenant hereby acknowledge and confirm (a) receipt of a copy of a Disclosure Regarding Real Estate Agency Relationship conforming to the requirements of California Civil Code 2079.16, and (b) the agency relationships specified in Section 10 of the Basic Lease Provisions, which acknowledgement and confirmation is expressly made for the benefit of Tenant’s Broker identified in Section 10 of the Basic Lease Provisions.  If there is no Tenant’s Broker so identified in Section 10 of the Basic Lease Provisions, then such acknowledgement and confirmation is expressly made for the benefit of Landlord’s Broker.  By the execution of this Lease, Landlord and Tenant are executing the confirmation of the agency relationships set forth in Section 10 of the Basic Lease Provisions.

ARTICLE 22. MISCELLANEOUS

22.1. NONDISCLOSURE OF LEASE TERMS. Tenant and Landlord acknowledge that the content of this Lease contains confidential information. Except to the extent disclosure is required by law, Landlord and Tenant shall use commercially reasonable efforts to keep the content of this Lease confidential and shall not disclose such confidential information to any person or entity other than their respective financial, legal, space planning and other consultants, provided, however, that either party may disclose the terms to their prospective lenders, successors-in-interest and subtenants or assignees under this Lease or pursuant to legal requirement. Landlord acknowledges that Tenant may include this Lease in its publicly available U.S. SEC filings.
22.2. TENANT’S FINANCIAL STATEMENTS. The application, financial statements and tax returns, if any, submitted and certified to by Tenant as an accurate representation of its financial condition have been prepared, certified and submitted to Landlord as an inducement and consideration to Landlord to enter into this Lease. Tenant shall during the Term furnish Landlord with current annual financial statements accurately reflecting Tenant’s financial condition upon written request from Landlord within 10 days following Landlord’s request; provided, however, that so long as Tenant is a publicly traded corporation on a nationally recognized stock exchange, the foregoing obligation to deliver the statements shall be waived.

22.3. MORTGAGEE PROTECTION. No act or failure to act on the part of Landlord which would otherwise entitle Tenant to be relieved of its obligations hereunder or to terminate this Lease shall result in such a release or termination unless (a) Tenant has given notice by registered or certified mail to any Mortgagee of a Mortgage covering the Building whose address has been furnished to Tenant and (b) such Mortgagee is afforded a reasonable opportunity to cure the default by Landlord (which shall in no event be less than 60 days), including, if necessary to effect the cure, time to obtain possession of the Building by power of sale or judicial foreclosure provided that such foreclosure remedy is diligently pursued. Tenant

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shall comply with any written directions by any Mortgagee to pay Rent due hereunder directly to such Mortgagee without determining whether a default exists under such Mortgagee’s Mortgage.

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22.4. SDN LIST. Tenant hereby represents and warrants that neither Tenant nor any officer, director, employee, partner, member or other principal of Tenant (collectively, "Tenant Parties") is listed as a Specially Designated National and Blocked Person ("SDN") on the list of such persons and entities issued by the U.S. Treasury Office of Foreign Assets Control (OFAC). In the event Tenant or any Tenant Party is or becomes listed as an SDN, Tenant shall be deemed in breach of this Lease and Landlord shall have the right to terminate this Lease immediately upon written notice to Tenant.

LANDLORD:

THE IRVINE COMPANY LLC,
a Delaware limited liability company

By   /S/ Ray Wirta
     Ray Wirta, President
     Investment Properties Group

By    /S/ Douglas G. Holte
     Douglas G. Holte
     Division President
     Office Properties

TENANT:

CEPHEID,
a California corporation

By /S/ Warren Kocmond
Printed Name Warren Kocmond
Title Executive Vice President & COO

By /S/ Bill Murray
Printed Name Bill Murray
Title    Vice President, IP - Oncology

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EXHIBIT A

DESCRIPTION OF PREMISES

4th FLOOR

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EXHIBIT A

FLOOR PLAN

2550 GREAT AMERICA WAY
5TH FLOOR

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EXHIBIT A

FLOOR PLAN

2550 GREAT AMERICA WAY
6TH FLOOR

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EXHIBIT B

Operating Expenses
(Net)
(a)    From and after the Commencement Date, Tenant shall pay to Landlord, as additional rent, Tenant's Share of all Operating Expenses, as defined in Section (f) below, incurred by Landlord in the operation of the Building and the Project. The term "Tenant's Share" means that portion of any Operating Expenses determined by multiplying the cost of such item by a fraction, the numerator of which is the Floor Area and the denominator of which is the total rentable square footage, as determined from time to time by Landlord, of (i) the Building, for expenses determined by Landlord to benefit or relate substantially to the Building rather than the entire Project, and (ii) all or some of the buildings in the Project, for expenses determined by Landlord to benefit or relate substantially to all or some of the buildings in the Project rather than any specific building. Landlord reserves the right to allocate to the entire Project any Operating Expenses which may benefit or substantially relate to a particular building within the Project in order to maintain greater consistency of Operating Expenses among buildings within the Project. In the event that Landlord determines that the Premises or the Building incur a non-proportional benefit from any expense, or is the non-proportional cause of any such expense, Landlord may allocate a greater percentage of such Operating Expense to the Premises or the Building. In the event that any management and/or overhead fee payable or imposed by Landlord for the management of Tenant's Premises is calculated as a percentage of the rent payable by Tenant and other tenants of Landlord, then the full amount of such management and/or overhead fee which is attributable to the rent paid by Tenant shall be additional rent payable by Tenant, in full, provided, however, that Landlord may elect to include such full amount as part of Tenant’s Share of Operating Expenses.
(b)    Commencing prior to the start of the first full “Expense Recovery Period” of the Lease (as defined in Item 7 of the Basic Lease Provisions), and prior to the start of each full or partial Expense Recovery Period thereafter, Landlord shall give Tenant a written estimate of the amount of Tenant's Share of Operating Expenses for the applicable Expense Recovery Period. Tenant shall pay the estimated amounts to Landlord in equal monthly installments, in advance, concurrently with payments of Basic Rent. If Landlord has not furnished its written estimate for any Expense Recovery Period by the time set forth above, Tenant shall continue to pay monthly the estimated Tenant's Share of Operating Expenses in effect during the prior Expense Recovery Period; provided that when the new estimate is delivered to Tenant, Tenant shall, at the next monthly payment date, pay any accrued estimated Tenant's Share of Operating Expenses based upon the new estimate. Landlord may from time to time change the Expense Recovery Period to reflect a calendar year or a new fiscal year of Landlord, as applicable, in which event Tenant’s Share of Operating Expenses shall be equitably prorated for any partial year.
(c)    Within 180 days after the end of each Expense Recovery Period, Landlord shall furnish to Tenant a statement (a “Reconciliation Statement”) showing in reasonable detail the actual or prorated Tenant's Share of Operating Expenses incurred by Landlord during such Expense Recovery Period, and the parties shall within 30 days thereafter make any payment or allowance necessary to adjust Tenant's estimated payments of Tenant's Share of Operating Expenses, if any, to the actual Tenant's Share of Operating Expenses as shown by the Reconciliation Statement. Any delay or failure by Landlord in delivering any Reconciliation Statement shall not constitute a waiver of Landlord's right to require Tenant to pay Tenant's Share of Operating Expenses pursuant hereto. Any amount due Tenant shall be credited against installments next coming due under this Exhibit B, and any deficiency shall be paid by Tenant together with the next installment. Should Tenant fail to object in writing to Landlord's determination of Tenant's Share of Operating Expenses within 90 days following delivery of Landlord's Reconciliation Statement, Landlord's determination of Tenant's Share of Operating Expenses for the applicable Expense Recovery Period shall be conclusive and binding on Tenant for all purposes and any future claims by Tenant to the contrary shall be barred.
(d)    Even though this Lease has terminated and the Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Operating Expenses for the Expense Recovery Period in which this Lease terminates, Tenant shall within 30 days of written notice pay the entire increase over the estimated Tenant's Share of Operating Expenses already paid. Conversely, any overpayment by Tenant shall be rebated by Landlord to Tenant not later than 30 days after such final determination. However, in lieu thereof, Landlord may deliver a reasonable estimate of the anticipated reconciliation amount to Tenant prior to the Expiration Date of the Term, in which event the appropriate party shall fund the amount by the Expiration Date.
(e)    If, at any time during any Expense Recovery Period, any one or more of the Operating Expenses are increased to a rate(s) or amount(s) in excess of the rate(s) or amount(s) used in calculating the estimated Tenant's Share of Operating Expenses for the year, then the estimate of Tenant's Share of Operating Expenses may be increased by written notice from Landlord for the month in which such rate(s) or amount(s) becomes effective and for all succeeding months by an amount equal to the estimated amount of Tenant's Share of the increase. Landlord shall give Tenant written notice of the amount or estimated amount of the increase, the month in which the increase will become effective, Tenant’s Share thereof and the months for which the payments are due. Tenant shall pay the increase to Landlord as part of the Tenant’s monthly payments of estimated expenses as provided in paragraph (b) above, commencing with the month in which effective.

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(f)    The term "Operating Expenses" shall mean and include all Project Costs, as defined in Section (g) below, and Property Taxes, as defined in Section (h) below.
(g)    The term "Project Costs" shall mean all expenses of operation, management, repair, replacement and maintenance of the Building and the Project, including without limitation all appurtenant Common Areas (as defined in Section 6.2 of the Lease), and shall include the following charges by way of illustration but not limitation: water and sewer charges; insurance premiums, deductibles, or reasonable premium equivalents or deductible equivalents should Landlord elect to self insure any risk that Landlord is authorized to insure hereunder; license, permit, and inspection fees; light; power; window washing; trash pickup; janitorial services to any interior Common Areas; heating, ventilating and air conditioning; supplies; materials; equipment; tools; reasonable fees for consulting services; access control/security costs, inclusive of the reasonable cost of improvements made to enhance access control systems and procedures; costs incurred in connection with compliance with any laws or changes in laws applicable to the Building or the Project; the cost of any capital improvements or replacements (other than tenant improvements for specific tenants) to the extent of the amortized amount thereof over the useful life of such capital improvements or replacements (or, if such capital improvements or replacements are anticipated to achieve a cost savings as to the Operating Expenses, any shorter estimated period of time over which the cost of the capital improvements or replacements would be recovered from the estimated cost savings) calculated at a market cost of funds, all as determined by Landlord, for each year of useful life or shorter recovery period of such capital expenditure whether such capital expenditure occurs during or prior to the Term; provided that such capital expenditures shall be limited to (1) improvements which are reasonably intended to increase or enhance building security and/or safety (such as lighting, life/fire safety systems, etc.), (2) repairs or replacements of the Building or its systems or to the Common Areas for functional (and not aesthetic) reasons, (3) Compliance Costs; and/or (4) expenditures incurred as a cost or labor saving measure or to affect other economies in the operation or maintenance of the Building or the Common Areas (collectively, “Permitted Capital Items”); costs associated with the maintenance of an air conditioning, heating and ventilation service agreement, and maintenance of any communications or networked data transmission equipment, conduit, cabling, wiring and related telecommunications facilitating automation and control systems, remote telecommunication or data transmission infrastructure within the Building and/or the Project, and any other maintenance, repair and replacement costs associated with such infrastructure; capital costs associated with a requirement related to demands on utilities by Project tenants, including without limitation the cost to obtain additional voice, data and modem connections; labor; reasonably allocated wages and salaries, fringe benefits, and payroll taxes for administrative and other personnel directly applicable to the Building and/or Project, including both Landlord's personnel and outside personnel; any expense incurred pursuant to Sections 6.1, 6.2, 7.2, 10.2, and Exhibits C and F of the Lease; and overhead and/or management fees not to exceed 2.5% of the gross Basic Rent and Operating Expenses payable during any Expense Recovery Period for the professional operation of the Project. It is understood and agreed that Project Costs may include competitive charges for direct services (including, without limitation, management and/or operations services) provided by any subsidiary, division or affiliate of Landlord.
(h)    The term "Property Taxes" as used herein shall include any form of federal, state, county or local government or municipal taxes, fees, charges or other impositions of every kind (whether general, special, ordinary or extraordinary) related to the ownership, leasing or operation of the Premises, Building or Project, including without limitation, the following: (i) all real estate taxes or personal property taxes levied against the Premises, the Building or Project, as such property taxes may be reassessed from time to time; and (ii) other taxes, charges and assessments which are levied with respect to this Lease or to the Building and/or the Project, and any improvements, fixtures and equipment and other property of Landlord located in the Building and/or the Project, (iii) all assessments and fees for public improvements, services, and facilities and impacts thereon, including without limitation arising out of any Community Facilities Districts, "Mello Roos" districts, similar assessment districts, and any traffic impact mitigation assessments or fees; (iv) any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes, and (v) taxes based on the receipt of rent (including gross receipts or sales taxes applicable to the receipt of rent), and (vi) costs and expenses incurred in contesting the amount or validity of any Property Tax by appropriate proceedings. Notwithstanding the foregoing, general net income or franchise taxes imposed against Landlord shall be excluded.

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EXHIBIT C

UTILITIES AND SERVICE

The following standards for utilities and services shall be in effect at the Building. Landlord reserves the right to adopt nondiscriminatory modifications and additions to these standards. In the case of any conflict between these standards and the Lease, the Lease shall be controlling. Subject to all of the provisions of the Lease, including but not limited to the restrictions contained in Section 6.1, the following shall apply:

1. Landlord shall make reasonable HVAC services available to the Premises during the hours of 6:00 AM to 6:00 PM Monday through Friday and 9:00 AM to 1:00 PM on Saturdays, generally recognized national holidays excepted, ("Building Hours"). Subject to the provisions set forth below, Landlord shall also furnish the Building with elevator service (if applicable), reasonable amounts of electric current for normal lighting by Landlord’s standard overhead fluorescent and incandescent fixtures and for the operation of office equipment consistent in type and quantity with that utilized by typical office tenants of the Building and Project, and water for lavatory purposes. Tenant will not, without the prior written consent of Landlord, connect any apparatus, machine or device with water pipes or electric current (except through existing electrical outlets in the Premises) for the purpose of using electric current or water. Because the Building systems have been designed for normal occupancy of approximately four persons per one thousand usable square feet, Tenant understands that excess occupancy of the Premises may result in excessive use of power and other services and may inhibit the efficient cooling of the Premises. This paragraph shall at all times be subject to applicable governmental regulations.

2. Upon written request from Tenant delivered to Landlord at least 24 hours prior to the period for which service is requested, but during normal business hours, Landlord will provide any of the foregoing building services to Tenant at such times when such services are not otherwise available. Tenant agrees to pay Landlord for those after-hour services at rates that Landlord may establish from time to time. If Tenant requires electric current in excess of that which Landlord is obligated to furnish under this Exhibit B, Tenant shall first obtain the consent of Landlord, and Landlord may cause an electric current meter to be installed in the Premises to measure the amount of electric current consumed. The cost of installation, maintenance and repair of the meter shall be paid for by Tenant, and Tenant shall reimburse Landlord promptly upon demand for all electric current consumed for any special power use as shown by the meter. The reimbursement shall be at the rates charged for electrical power by the local public utility furnishing the current, plus any additional expense incurred in keeping account of the electric current consumed.

3. Landlord shall furnish water for drinking, personal hygiene and lavatory purposes only. If Tenant requires or uses water for any purposes in addition to ordinary drinking, cleaning and lavatory purposes, Landlord may, in its discretion, install a water meter to measure Tenant’s water consumption. Tenant shall pay Landlord for the cost of the meter and the cost of its installation, and for consumption throughout the duration of Tenant’s occupancy. Tenant shall keep the meter and installed equipment in good working order and repair at Tenant’s own cost and expense, in default of which Landlord may cause the meter to be replaced or repaired at Tenant’s expense. Tenant agrees to pay for water consumed, as shown on the meter and when bills are rendered, and on Tenant’s default in making that payment Landlord may pay the charges on behalf of Tenant. Any costs or expenses or payments made by Landlord for any of the reasons or purposes stated above shall be deemed to be additional rent payable by Tenant to Landlord upon demand.

4. In the event that any utility service to the Premises is separately metered or billed to Tenant, Tenant shall pay all charges for that utility service to the Premises and the cost of furnishing the utility to tenant suites shall be excluded from the Operating Expenses as to which reimbursement from Tenant is required in the Lease. If any utility charges are not paid when due Landlord may pay them, and any amounts paid by Landlord shall immediately become due to Landlord from Tenant as additional rent. If Landlord elects to furnish any utility service to the Premises, Tenant shall purchase its requirements of that utility from Landlord as long as the rates charged by Landlord do not exceed those which Tenant would be required to pay if the utility service were furnished it directly by a public utility.

5. Landlord shall provide janitorial services five days per week, equivalent to that furnished in comparable buildings, and window washing as reasonably required; provided, however, that Tenant shall pay for any additional or unusual janitorial services required by reason of any nonstandard improvements in the Premises, including without limitation wall coverings and floor coverings installed by or for Tenant, or by reason of any use of Premises other than exclusively as offices. The cleaning services provided by Landlord shall also exclude refrigerators, eating utensils (plates, drinking containers and silverware), and interior glass partitions. Tenant shall pay to Landlord the cost of removal of any of Tenant’s refuse and rubbish, to the extent that they exceed the refuse and rubbish usually attendant with general office usage.

6. Tenant shall have access to the Building 24 hours per day, 7 days per week, 52 weeks per year; provided that Landlord may install access control systems as it deems advisable for the Building. Such systems may, but need not, include full or part-time lobby supervision, the use of a sign-in sign-out log, a card identification access system, building parking and access pass system, closing hours procedures, access control stations, fire stairwell exit door alarm system, electronic guard system, mobile paging system, elevator control system or any other access controls. In the event that Landlord elects to provide any or all of those services, Landlord may discontinue providing them at any time with or without notice. Landlord may impose a reasonable charge for access control cards and/or keys issued to Tenant. Landlord shall

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have no liability to Tenant for the provision by Landlord of improper access control services, for any breakdown in service, or for the failure by Landlord to provide access control services. Tenant further acknowledges that Landlord’s access systems may be temporarily inoperative during building emergency and system repair periods. Tenant agrees to assume responsibility for compliance by its employees with any regulations established by Landlord with respect to any card key access or any other system of building access as Landlord may establish. Tenant shall be liable to Landlord for any loss or damage resulting from its or its employees use of any access system.

7. The costs of operating, maintaining and repairing any supplemental air conditioning unit serving only the Premises shall be borne solely by Tenant. Such costs shall include all metered electrical charges as described above in this Exhibit, together with the cost, as reasonably estimated by Landlord, to supply cooling water or other means of heat dissipation for the unit. Should Tenant desire to install such a unit, the plans and specifications must be submitted in advance to Landlord and approved in writing by Landlord. Such installation shall be at Tenant's sole expense and shall include installation of a separate meter for the operation of the unit. Landlord may require Tenant to remove at Lease expiration any such unit installed by or for Tenant and to repair any resulting damage to the Premises or Building.

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EXHIBIT D

TENANT’S INSURANCE

The following requirements for Tenant’s insurance shall be in effect during the Term, and Tenant shall also cause any subtenant to comply with the requirements. Landlord reserves the right to adopt reasonable nondiscriminatory modifications and additions to these requirements.

1.    Tenant shall maintain, at its sole cost and expense, during the entire Term: (i) commercial general liability insurance with respect to the Premises and the operations of Tenant in, on or about the Premises, on a policy form that is at least as broad as Insurance Service Office (ISO) CGL 00 01 (if alcoholic beverages are sold on the Premises, liquor liability shall be explicitly covered), which policy(ies) shall be written on an “occurrence” basis and for not less than $2,000,000 combined single limit per occurrence for bodily injury, death, and property damage liability; (ii) workers’ compensation insurance coverage as required by law, together with employers’ liability insurance coverage of at least $1,000,000 each accident and each disease; (iii) with respect to Alterations constructed by Tenant under this Lease, builder’s risk insurance, in an amount equal to the replacement cost of the work; and (iv) insurance against fire, vandalism, malicious mischief and such other additional perils as may be included in a standard “special form” policy, insuring all Alterations, trade fixtures, furnishings, equipment and items of personal property in the Premises, in an amount equal to not less than 90% of their replacement cost (with replacement cost endorsement), which policy shall also include business interruption coverage in an amount sufficient to cover 1 year of loss. In no event shall the limits of any policy be considered as limiting the liability of Tenant under this Lease.

2.    All policies of insurance required to be carried by Tenant pursuant to this Exhibit D shall be written by insurance companies authorized to do business in the State of California and with a general policyholder rating of not less than “A-” and financial rating of not less than “VIII” in the most current Best’s Insurance Report. The deductible or other retained limit under any policy carried by Tenant shall be commercially reasonable, and Tenant shall be responsible for payment of such deductible or retained limit with waiver of subrogation in favor of Landlord. Any insurance required of Tenant may be furnished by Tenant under any blanket policy carried by it or under a separate policy. A certificate of insurance, certifying that the policy has been issued, provides the coverage required by this Exhibit and contains the required provisions, together with endorsements acceptable to Landlord evidencing the waiver of subrogation and additional insured provisions required below, shall be delivered to Landlord prior to the date Tenant is given the right of possession of the Premises. Proper evidence of the renewal of any insurance coverage shall also be delivered to Landlord not less than thirty (30) days prior to the expiration of the coverage. In the event of a loss covered by any policy under which Landlord is an additional insured, Landlord shall be entitled to review a copy of such policy.

3.    Tenant’s commercial general liability insurance shall contain a provision that the policy shall be primary to and noncontributory with any policies carried by Landlord, together with a provision including Landlord and any other parties in interest designated by Landlord as additional insureds. Tenant’s policies described in Subsections 1 (ii), (iii) and (iv) above shall each contain a waiver by the insurer of any right to subrogation against Landlord, its agents, employees, contractors and representatives. Tenant also waives its right of recovery for any deductible or retained limit under same policies enumerated above. All of Tenant’s policies shall contain a provision that the insurer will not cancel or change the coverage provided by the policy without first giving Landlord 30 days prior written notice. Tenant shall also name Landlord as an additional insured on any excess or umbrella liability insurance policy carried by Tenant.

NOTICE TO TENANT: IN ACCORDANCE WITH THE TERMS OF THIS LEASE, TENANT MUST PROVIDE EVIDENCE OF THE REQUIRED INSURANCE TO LANDLORD’S MANAGEMENT AGENT PRIOR TO BEING AFFORDED ACCESS TO THE PREMISES.

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EXHIBIT E

RULES AND REGULATIONS

This Exhibit sets forth the rules and regulations governing Tenant's use of the Premises leased to Tenant pursuant to the terms, covenants and conditions of the Lease to which this Exhibit is attached and therein made part thereof. In the event of any conflict or inconsistency between this Exhibit and the Lease, the Lease shall control.

1.    Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall, which may appear unsightly from outside the Premises.

2.    The walls, walkways, sidewalks, entrance passages, elevators, stairwells, courts and vestibules shall not be obstructed or used for any purpose other than ingress and egress of pedestrian travel to and from the Premises, and shall not be used for smoking, loitering or gathering, or to display, store or place any merchandise, equipment or devices, or for any other purpose. The walkways, sidewalks, entrance passageways, courts, vestibules and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Smoking is permitted outside the building and within the Project only in areas designated by Landlord. Neither Tenant nor its employees, agents, contractors, invitees or licensees shall bring any firearm, whether loaded or unloaded, into the Project at any time. No tenant or employee or invitee or agent of any tenant shall be permitted upon the roof of the Building without prior written approval from Landlord.

3.    No awnings or other projection shall be attached to the outside walls of the Building. No security bars or gates, curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the express written consent of Landlord.

4.    Tenant shall not mark, nail, paint, drill into, or in any way deface any part of the Premises or the Building except to affix standard pictures or other wall hangings on the interior walls of the premises so long as they are not visible from the exterior of the building. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord in writing. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Tenant.

5.    The toilet rooms, urinals, wash bowls and other plumbing apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. Any pipes or tubing used by Tenant to transmit water to an appliance or device in the Premises must be made of copper or stainless steel, and in no event shall plastic tubing be used for that purpose. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, caused it.

6.    Landlord shall direct electricians as to the manner and location of any future telephone wiring. No boring or cutting for wires will be allowed without the prior consent of Landlord. The locations of the telephones, call boxes and other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

7.    The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. No exterior storage shall be allowed at any time without the prior written approval of Landlord. The Premises shall not be used for cooking or washing clothes without the prior written consent of Landlord, or for lodging or sleeping or for any immoral or illegal purposes.

8.    Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, noise, or otherwise. Tenant shall not use, keep or permit to be used, or kept, any foul or obnoxious gas or substance in the Premises or permit or suffer the Premises to be used or occupied in any manner offensive or objectionable to Landlord or other occupants of this or neighboring buildings or premises by reason of any odors, fumes or gases.

9.    No animals, except for seeing eye dogs, shall be permitted at any time within the Premises.

10.    Tenant shall not use the name of the Building or the Project in connection with or in promoting or advertising the business of Tenant, except as Tenant's address, without the written consent of Landlord. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Project or its desirability for its intended uses, and upon written notice from Landlord any Tenant shall refrain from or discontinue such advertising.

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11.    Canvassing, soliciting, peddling, parading, picketing, demonstrating or otherwise engaging in any conduct that unreasonably impairs the value or use of the Premises or the Project are prohibited and each Tenant shall cooperate to prevent the same. Landlord shall have full and absolute authority to regulate or prohibit the entrance to the Premises of any vendor, supplier, purveyor, petitioner, proselytizer or other similar person if, in the good faith judgment of Landlord, such person will be involved in general solicitation activities, or the proselytizing, petitioning, or disturbance of other tenants or their customers or invitees, or engaged or likely to engage in conduct which may in Landlord’s opinion distract from the use of the Premises for its intended purpose. Notwithstanding the foregoing, Landlord reserves the absolute right and discretion to limit or prevent access to the Buildings by any food or beverage vendor, whether or not invited by Tenant, and Landlord may condition such access upon the vendor’s execution of an entry permit agreement which may contain provisions for insurance coverage and/or the payment of a fee to Landlord.

12.    No equipment of any type shall be placed on the Premises which in the opinion of a professional structural engineer exceeds the load limits of the floor or otherwise threatens the soundness of the structure or improvements of the Building.

13.    Regular building hours of operation are from 6:00 AM to 6:00 PM Monday through Friday and 9:00 AM to 1:00 PM on Saturday. No air conditioning unit or other similar apparatus shall be installed or used by any Tenant without the prior written consent of Landlord.

14.    The entire Premises, including vestibules, entrances, parking areas, doors, fixtures, windows and plate glass, shall at all times be maintained in a safe, neat and clean condition by Tenant. All trash, refuse and waste materials shall be regularly removed from the Premises by Tenant and placed in the containers at the locations designated by Landlord for refuse collection. All cardboard boxes must be "broken down" prior to being placed in the trash container. All styrofoam chips must be bagged or otherwise contained prior to placement in the trash container, so as not to constitute a nuisance. Pallets must be immediately disposed of by tenant and may not be disposed of in the Landlord provided trash container or enclosures. Pallets may be neatly stacked in an exterior location on a temporary basis (no longer than 5 days) so long as Landlord has provided prior written approval. The burning of trash, refuse or waste materials is prohibited.

15.    Tenant shall use at Tenant's cost such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

16.    All keys for the Premises shall be provided to Tenant by Landlord and Tenant shall return to Landlord any of such keys so provided upon the termination of the Lease. Tenant shall not change locks or install other locks on doors of the Premises, without the prior written consent of Landlord. In the event of loss of any keys furnished by Landlord for Tenant, Tenant shall pay to Landlord the costs thereof. Upon the termination of its tenancy, Tenant shall deliver to Landlord all the keys to lobby(s), suite(s) and telephone & electrical room(s) which have been furnished to Tenant or which Tenant shall have had made.

17.    No person shall enter or remain within the Project while intoxicated or under the influence of liquor or drugs. Landlord shall have the right to exclude or expel from the Project any person who, in the absolute discretion of Landlord, is under the influence of liquor or drugs.

18.    The moving of large or heavy objects shall occur only between those hours as may be designated by, and only upon previous written notice to, Landlord, and the persons employed to move those objects in or out of the Building must be reasonably acceptable to Landlord. Without limiting the generality of the foregoing, no freight, furniture or bulky matter of any description shall be received into or moved out of the lobby of the Building or carried in the elevator without Landlord’s prior written consent.

19.    Tenant shall not install equipment, such as but not limited to electronic tabulating or computer equipment, requiring electrical or air conditioning service in excess of that to be provided by Landlord under the Lease without prior written consent of Landlord.

20.    Landlord may from time to time grant other tenants of the Project individual and temporary variances from these Rules, provided that any variance does not have a material adverse effect on the use and enjoyment of the Premises by Tenant.

21.    Landlord reserves the right to amend or supplement the foregoing Rules and Regulations and to adopt and promulgate additional rules and regulations applicable to the Premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Tenant.

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EXHIBIT F

PARKING

Tenant shall be entitled to the number of vehicle parking spaces set forth in Item 11 of the Basic Lease Provisions, which spaces shall be unreserved and unassigned, on those portions of the Common Areas designated by Landlord for parking. Tenant shall not use more parking spaces than such number. All parking spaces shall be used only for parking of vehicles no larger than full size passenger automobiles, sport utility vehicles or pickup trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described above, then Landlord shall have the right, without notice, in addition to such other rights and remedies that Landlord may have, to remove or tow away the vehicle involved and charge the costs to Tenant. Parking within the Common Areas shall be limited to striped parking stalls, and no parking shall be permitted in any driveways, access ways or in any area which would prohibit or impede the free flow of traffic within the Common Areas. There shall be no parking of any vehicles for longer than a forty-eight (48) hour period unless Tenant notifies Landlord that one of its employee’s automobile will be on site during a business trip, or otherwise authorized by Landlord, and vehicles which have been abandoned or parked in violation of the terms hereof may be towed away at the owner's expense. Nothing contained in this Lease shall be deemed to create liability upon Landlord for any damage to motor vehicles of visitors or employees, for any loss of property from within those motor vehicles, or for any injury to Tenant, its visitors or employees, unless ultimately determined to be caused by the sole negligence or willful misconduct of Landlord. Landlord shall have the right to establish, and from time to time amend, and to enforce against all users all reasonable rules and regulations (including the designation of areas for employee parking) that Landlord may deem necessary and advisable for the proper and efficient operation and maintenance of parking within the Common Areas. Landlord shall have the right to construct, maintain and operate lighting facilities within the parking areas; to change the area, level, location and arrangement of the parking areas and improvements therein; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to enforce parking charges (by operation of meters or otherwise); and to do and perform such other acts in and to the parking areas and improvements therein as, in the use of good business judgment, Landlord shall determine to be advisable. Any person using the parking area shall observe all directional signs and arrows and any posted speed limits. In no event shall Tenant interfere with the use and enjoyment of the parking area by other tenants of the Project or their employees or invitees. Parking areas shall be used only for parking vehicles. Washing, waxing, cleaning or servicing of vehicles, or the storage of vehicles for longer than 48-hours, is prohibited unless otherwise authorized by Landlord. Tenant shall be liable for any damage to the parking areas caused by Tenant or Tenant's employees, suppliers, shippers, customers or invitees, including without limitation damage from excess oil leakage. Tenant shall have no right to install any fixtures, equipment or personal property in the parking areas. Tenant shall not assign or sublet any of the vehicle parking spaces, either voluntarily or by operation of law, without the prior written consent of Landlord, except in connection with an authorized assignment of this Lease or subletting of the Premises.

EXHIBIT G

ADDITIONAL PROVISIONS

The following additional provisions shall be binding on Landlord and Tenant:

1. FITNESS CENTER.  Landlord currently provides a fitness center in the Building (the “Fitness Center”). Provided: (a) Tenant is not in Default under any provision of this Lease, and (b) Tenant’s employees execute Landlord’s standard waiver of liability form, then Tenant’s employees (the “Fitness Center Users”) shall be entitled to use the Fitness Center on the terms and conditions herein provided. No separate charges shall be assessed to Fitness Center Users for the use of the Fitness Center (with the exception of towel/laundry fees) during the initial Term of this Lease, provided, however, that the costs of operating, maintaining and repairing the Fitness Center shall be included as part of Operating Expenses.  The use of the Fitness Center by the Fitness Center Users shall be subject to the reasonable rules and regulations (including rules regarding hours of use) established from time to time by Landlord.  Landlord and Tenant acknowledge that the use of the Fitness Center by the Fitness Center Users shall be at their own risk and that the terms and provisions of Section 10.2 of the Lease and shall apply to Tenant and the Fitness Center User’s use of the Fitness Center.  Tenant acknowledges that the provisions of this Section shall not be deemed to be a representation by Landlord that Landlord shall continuously maintain the Fitness Center (or any other fitness facility) throughout the Term of this Lease, and Landlord shall have the right, at Landlord’s sole discretion, to expand, contract, eliminate or otherwise modify the Fitness Center. No expansion, contraction, elimination or modification of the Fitness Center, and no termination of Tenant’s or the Fitness Center Users’ rights to the Fitness Center shall entitle Tenant to an abatement or reduction in Basic Rent constitute a constructive eviction, or result in an event of default by Landlord under this Lease. Tenant hereby voluntarily releases, discharges, waives and relinquishes any and all actions or causes of action for personal injury or property damage occurring to Tenant or its employees or agents arising as a result of the use of the Fitness Center, or any activities incidental thereto, wherever or however the same may occur, and further agrees that Tenant will not prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action.  It is the intention of Tenant with respect to the Fitness Center to exempt and relieve Landlord from liability for personal injury or property damage caused by negligence. Tenant’s right to use the Fitness Center shall belong solely to Tenant and may not be transferred or assigned without Landlord’s prior written consent, which may be withheld by Landlord in Landlord’s sole discretion.

2. MEETING ROOM. Landlord currently provides a meeting room in the Building which is capable of accommodating groups of people for use by Building tenants (including Tenant) on a reserved basis subject to availability (the “Meeting Room”). Tenant shall be entitled to use the Meeting Room on the terms and conditions herein provided. No separate charges shall be assessed to Tenant for the use of the Meeting Room during the Term of this Lease, provided, however, that the costs of operating, maintaining and repairing the Meeting Room shall be included as part of Operating Expenses. The use of the Meeting Room shall be subject to the reasonable rules and regulations (including rules regarding hours of use and priorities for the tenants of the particular building in which a Meeting Room is located, set up and clean up charges, etc.) established from time to time by Landlord for the Meeting Room. Landlord and Tenant acknowledge that the terms and provisions of Section 10.2 (Tenant’s Indemnity) of the Lease shall apply to Tenant’s use of the Meeting Room. Further, Landlord shall have no liability whatsoever with respect to the existence, condition or availability of the Meeting Room nor shall Landlord have any obligation whatsoever to enforce or make reservations thereof, and Tenant hereby expressly waives all claims against Landlord with respect to the same. No expansion, contraction, elimination, unavailability or modification of the Meeting Room, and no termination of or interference with Tenant’s rights to the Meeting Room, shall entitle Tenant to an abatement or reduction in rent or constitute a constructive eviction or an event of default by Landlord under this Lease. Tenant’s right to use the Meeting Room shall belong solely to Tenant and may not be transferred or assigned without Landlord’s prior written consent, which may be withheld by Landlord in Landlord’s sole discretion.

3. NO DISCRIMINATION. Tenant covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through it, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, religion, sex, marital status, national origin or ancestry, in the leasing, subleasing, transferring, use, or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees of the Premises.

4. RIGHT TO EXTEND THIS LEASE. Provided that no Default has occurred under any provision of this Lease, either at the time of exercise of the extension right granted herein or at the time of the commencement of such extension, and provided further that Tenant is occupying the entire Premises and has not assigned or sublet any of its interest in this Lease, then Tenant may extend the Term of this Lease for one (1) extension period of 60 months. Tenant shall exercise its right to extend the Term by and only by delivering to Landlord, not less than 9 months or more than 12 months prior to the Expiration Date of the Term, Tenant's irrevocable written notice of its commitment to extend (the “Commitment Notice”). The Basic Rent payable under the Lease during any extension of the Term shall be determined as provided in the following provisions.

If Landlord and Tenant have not by then been able to agree upon the Basic Rent for the extension of the Term, then not less than 90 days or more than 120 days prior to the Expiration Date of the Term, Landlord shall notify Tenant in writing of the Basic Rent that would reflect the prevailing market rental rate for a 60-month renewal of comparable space in the Project (together with any increases thereof during the extension period) as of the commencement of the extension period ("Landlord's Determination"). Should Tenant disagree with the Landlord's Determination, then Tenant shall, not later than 20 days thereafter, notify Landlord in writing of Tenant's determination of those rental terms ("Tenant's Determination"). In no event, however, shall Landlord's Determination or Tenant's Determination be less than the Basic Rent payable by Tenant during the then-scheduled final month of the initial Term. Within 10 days following delivery of the Tenant's Determination, the parties shall attempt to agree on an appraiser to determine the fair market rental. If the parties are unable to agree in that time, then each party shall designate an appraiser within 10 days thereafter. Should either party fail to so designate an appraiser within that time, then the appraiser designated by the other party shall determine the fair market rental. Should each of the parties timely designate an appraiser, then the two appraisers so designated shall appoint a third appraiser who shall, acting alone, determine the fair market rental for the Premises. Any appraiser designated hereunder shall have an MAI certification with not less than 5 years experience in the valuation of commercial industrial buildings in the vicinity of the Project.

Within 30 days following the selection of the appraiser and such appraiser's receipt of the Landlord's Determination and the Tenant's Determination, the appraiser shall determine whether the rental rate determined by Landlord or by Tenant more accurately reflects the fair market rental rate for the 60-month renewal of the Lease for the Premises, as reasonably extrapolated to the commencement of the extension period. Accordingly, either the Landlord's Determination or the Tenant's Determination shall be selected by the appraiser as the fair market rental rate for the extension period. In making such determination, the appraiser shall consider rental comparables for the Project (provided that if there are an insufficient number of comparables within the Project, the appraiser shall consider rental comparables for similarly improved space owned by Landlord in the vicinity of the Project with appropriate adjustment for location and quality of project), but the appraiser shall not attribute any factor for brokerage commissions in making its determination of the fair market rental rate. At any time before the decision of the appraiser is rendered, either party may, by written notice to the other party, accept the rental terms submitted by the other party, in which event such terms shall be deemed adopted as the agreed fair market rental. The fees of the appraiser(s) shall be borne entirely by the party whose determination of the fair market rental rate was not accepted by the appraiser.

Within 20 days after the determination of the fair market rental, Landlord shall prepare an appropriate amendment to this Lease for the extension period, and Tenant shall execute and return same to Landlord within 10 days after Tenant’s receipt of same. Should the fair market rental not be established by the commencement of the extension period, then Tenant shall continue paying rent at the rate in effect during the last month of the initial Term, and a lump sum adjustment shall be made promptly upon the determination of such new rental.

If Tenant fails to timely exercise the extension right granted herein within the time period expressly set forth for exercise by Tenant in the initial paragraph of this Section, Tenant's right to extend the Term shall be extinguished and the Lease shall automatically terminate as of the expiration date of the Term, without any extension and without any liability to Landlord. Tenant’s rights under this Section shall belong solely to Cepheid, a California corporation, and any attempted assignment or transfer of such rights shall be void and of no force and effect. Tenant shall have no other right to extend the Term beyond the single 60 month extension period created by this Section. Unless agreed to in a writing signed by Landlord and Tenant, any extension of the Term, whether created by an amendment to this Lease or by a holdover of the Premises by Tenant, or otherwise, shall be deemed a part of, and not in addition to, any duly exercised extension period permitted by this Section.

5. LICENSE FOR GENERATOR. Tenant shall have the right to install in a location designated by Landlord one (1) generator and enclosure to supply back-up electrical power to the Premises in the event of a reduction or interruption in the supply of normal electrical power to the Premises (the “Generator”). Tenant’s rights under this Section shall be subject to the following additional terms and provisions: (a) the exercise of Tenant’s rights under this Section shall be subject to Tenant’s compliance, at its sole cost and expense, with all laws and acquisition of all approvals and permits required, from applicable governmental authorities; (b) the installation, maintenance, repair, monitoring and removal of the Generator shall be at Tenant’s sole cost and expense; (c) if installed in the parking areas, the space taken up by the Generator shall be counted towards the parking spaces allocated to Tenant pursuant to Item 11 of the Basic Lease Provisions; (d) Tenant shall comply with all reasonable requirements imposed by Landlord in connection therewith (including, without limitation, Landlord’s prior approval of the screening of the Generator and operational issues relating to the use of Hazardous Materials in connection therewith), and shall provide Landlord with evidence of such compliance in such form and at such times as Landlord requires; (e) Tenant shall maintain and repair the Generator, and shall be responsible for all reporting, monitoring, clean up and remediation activities and costs pertaining to the generator (including, without limitation, the obligations under Section 5.3 of the Lease respecting Hazardous Materials used, stored and/or released from the Generator); (f) Tenant shall remove the Generator and enclosure at the expiration or earlier termination of the Lease in accordance with the provisions of Section 15.3 of the Lease (and shall obtain a customary closure certificate from applicable governmental authorities in connection with such removal), and shall repair any damage to the Building or Common Areas that occurs in connection with such removal. Landlord agrees to reasonably cooperate with Tenant, but at no additional cost or expense to Landlord, in obtaining any required permits and approvals for the Generator.

6. TENANT’S SECURITY POLICIES, PROCEDURES AND EQUIPMENT.     Notwithstanding anything to the contrary in this Lease, Tenant shall have the right, at its sole discretion and expense, to install its own electronic security systems within the Premises, including card key and CCTV system (“Tenant’s Security Systems”), provided that any portions of Tenant’s Security Systems visible from the exterior of the Premises shall be subject to the reasonable approval of Landlord as to appearance and conformity with the architectural integrity of the Building, and provided further that Landlord shall reasonably approve the operating attributes of the Tenant’s Security Systems. Tenant’s Security System shall be “Required Removables” as defined in Section 7.3 of this Lease.

7. CAR CHARGING STATION. Landlord shall, at its sole cost and expense (except as otherwise expressly provided herein), install and maintain in good operating order and condition, at least 8 electric car charging stations (the exact number of which are subject to Landlord’s reasonable discretion and applicable governmental approvals) for use by Tenant and its employees, and other tenants of the Project (the collectively, “Charging Stations”). The Charging Stations shall be installed within a portion of the parking area adjacent to the Building as determined by Landlord (and subject to applicable governmental approvals).  The use of the Charging Stations shall be subject to the reasonable rules and regulations established from time to time by Landlord and the vendor thereof, and each of Tenant’s and other Project tenants’ employees using the Charging Stations shall be subject to hourly and/or electricity usage charges therefor.  At Landlord’s election, the costs of operating (exclusive any hourly and/or electricity usage charges charged to users thereof), maintaining and repairing (but not the original installation costs of), the Charging Stations may be included as part of Operating Expenses.  Tenant acknowledges that the provisions of this Section shall not be deemed to be a representation by Landlord that Landlord shall continuously maintain the Charging Stations throughout the Term of the Lease, and Landlord shall have the right, in its sole discretion, to expand, upgrade, replace, eliminate or otherwise modify the Charging Stations.  Tenant hereby voluntarily releases, discharges, waives and relinquishes any and all actions or causes of action for personal injury or property damage occurring to Tenant or its employees or agents arising as a result of the use of the Charging Stations, or any activities incidental thereto, wherever or however the same may occur, and further agrees that Tenant will not prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action.  Tenant’s right to use the Charging Stations shall belong solely to Tenant and may not be transferred or assigned (except in conjunction with an assignment or sublease by Tenant that does not require Landlord’s consent or as to which Landlord consents) without Landlord’s prior written consent.

EXHIBIT H

LANDLORD’S DISCLOSURES

Landlord hereby discloses to Tenant, and Tenant herby acknowledges, that: (a) a release of hazardous materials previously occurred in the vicinity of the Premises, as described more particularly in the documents in the EnviroStor database maintained by the California Department of Toxics Substances Control with regard to the “Yerba Buena Way” site in Santa Clara (site identification number 43290008), which documents may be accessed at the following internet address:  http://www.envirostor.dtsc.ca.gov/public/profile_report.asp? global_id=43290008, or by calling the California Department of Toxics Substances Control at 916-323-3400; (b) remedial action to clean up contaminated soils was completed in 2002 and was certified as complete in 2003; and (c) ongoing inspections and monitoring have occurred since the completion of the remedial action, with the objective of ensuring that the implemented remedy continues to be protective of public health, safety and the environment.

EXHIBIT I

SIGNAGE

NOTES AND SPECIFICATIONS

1. 5" DEEP FABRICATED, PAINTED ALUM. SIGN PAN. SIGN FACE TO BE INTERNALLY ILLUMINATED W/ SURFACE APPLIED PAINTED DUAL COLOR PERFORATED VINYL TO FIRST SURFACE.
2. TRIM CAP TO MATCH COLOR OF RETURNS.

UL Listed		
	Type of Lighting:	L.E.D.
	Voltage:	120V/20A
	Circuits:	1 PER SET
	Power Supply/Ballast:	

CEPHEID BLUE V1 1
RETURNS BLUE P1 2
20'-2"
10'-0" (TYP.)
9'-11 1/4" PANEL
1 V1 BLACK PERFORATED VINYL
P2 RETURNS BLACK
3/4" (TYP.)
6"
4'-9 5/8"
4'-2 1/2"
1/2"
Cepheid
ALUM. PANEL
GLASS

6.1 OPTION 3- BUILDING STANDARD (MAXING OUT)

1 ELEVATION (TYPICAL) - 99 SQ.FT. SIGN AREA

SCALE: 1/4" = 1'-0"

TFN ARCHITECTURAL SIGNAGE
3411 LAKE CENTER DRIVE, SANTA ANA, CA 92704 P 714.556.0000 F 714.850.4888

PROJECT NAME:	SHEET TITLE:	DRAWN BY:	REVISIONS	
CEPHEID BUILDING I.D.	SIGN TYPE 6: BUILDING I.D.	RICK WOJCICKI	Name: ____ Date: ____	☐ Approved ☐ Approved As Noted ☐ Revise & Resubmit APPROVED BY: ____
PROJECT LOCATION:	JOB NUMBER:	START DATE:	Name: ____ Date: ____	SHEET NUMBER:
SANTA CLARA, CA	1509XX	09-15-15	Name: ____ Date: ____ / Name: ____ Date: ____	CEPHIED-1.0-6

244'-9 1/4"
13'-8"
Cepheid
98'-5 1/16"

6.1 OPTION 3 - BUILDING STANDARD (MAKING OUT)

1 **NORTH ELEVATION**
SCALE: 1/16" = 1'-0"

TFN ARCHITECTURAL SIGNAGE
3411 LAKE CENTER DRIVE, SANTA ANA, CA 92704 P 714.556.0990 F 714.850.4888

CEPHEID BUILDING I.D.	SIGN TYPE 6: BUILDING I.D.	RICK WOJCICKI	△ Name: _____ Date: _____	☐ Approved ☐ Approved As Noted ☐ Revise & Resubmit APPROVED BY: _____
SANTA CLARA, CA	1509XX	09-15-15	△ Name: _____ Date: _____ △ Name: _____ Date: _____ △ Name: _____ Date: _____	CEPHIED-1.5-6

NOTES AND SPECIFICATIONS

1. L.E.D. LIGHTING TO PROVIDE EVEN ILLUMINATION W/ NO HOT SPOTS.
2. 1/8" THK. PAINTED ALUM. BACKER.
3. 1/4" THK. TRANS. WHITE ACR. FACE W/ APPLIED PAINTED DUAL COLOR PERFORATED VINYL TO FIRST SURFACE.
4. TRIMCAP TO MATCH RETURN COLOR.
5. .063" THK. PAINTED ALUM. RETURN.

NOTE: ALL PENETRATIONS INSTALLED BY OTHERS.

UL Listed		
	Type of Lighting:	L.E.D.
	Voltage:	120V/20A
	Circuits:	1 PER SET
	Power Supply/Ballast:	

2 1/2" X 2 1/2" X 1/8" ALUM. ANGLE (TYP) BY OTHERS
1/2" DIA. S.S. ALL-THREAD INSTALLED BY OTHERS
T.O. PARAPET
5"
2"
2'-7 3/8"
1'-0"
2 3/4"
5/32" THK. ALUM. PANEL, BY OTHERS
3" X 3" FORMED ALUM. CHANNEL TUBE, BY OTHERS
1/2" DIA. S.S. ALL-THREAD INSTALLED BY OTHERS
J-BOX, ELEC. CONDUIT & HARDWARE PROVIDED BY TFN, INSTALLED BY OTHERS
1 DEDICATED CIRCUIT (120V/20A) PER ELEVATION.
#8 SHEET METAL SCREW
3 1/2" THERMAL INSULATION, BY OTHERS
1" THK. MULLION WRAP, BY OTHERS

1 SECTION
SCALE: 1" = 1'-0"

5"
2"
1
5
4
3
2
5/32" THK. ALUM. PANEL, BY OTHERS
1/2" DIA. S.S. ALL-THREAD INSTALLED BY OTHERS

A DETAIL
SCALE: HALF SIZE

TFN ARCHITECTURAL SIGNAGE	PROJECT NAME: CEPHIED BUILDING I.D.	SHEET TITLE: SIGN TYPE 6: BUILDING I.D.	DRAWN BY: RICK WOJCICKI	REVISIONS:	☐ Approved ☐ Approved As Noted ☐ Revise & Resubmit APPROVED BY:
3411 LAKE CENTER DRIVE, SANTA ANA, CA 92704 P 714.556.0000 F 714.850.4888	PROJECT LOCATION: SANTA CLARA, CA	JOB NUMBER: 15O9XX	START DATE: 09-05-15	Name: ____ Date: ____ (×4)	SHEET NUMBER: CEPHIED-1.2-6

EXHIBIT J

THE IRVINE COMPANY – INVESTMENT PROPERTIES GROUP

HAZARDOUS MATERIAL SURVEY FORM

The purpose of this form is to obtain information regarding the use of hazardous substances on Investment Properties Group (“IPG”) property. Prospective tenants and contractors should answer the questions in light of their proposed activities on the premises. Existing tenants and contractors should answer the questions as they relate to ongoing activities on the premises and should update any information previously submitted.

If additional space is needed to answer the questions, you may attach separate sheets of paper to this form. When completed, the form should be sent to the following address:

THE IRVINE COMPANY MANAGEMENT OFFICE
5451 Great America Parkway, Suite 201
Santa Clara, CA 95054

Your cooperation in this matter is appreciated. If you have any questions, please call your property manager at (949) 720-4400 for assistance.

1.    GENERAL INFORMATION.

Name of Responding Company: _____________________________________________
Check all that apply:            Tenant        ( )        Contractor    ( )
Prospective    ( )        Existing        ( )

Mailing Address: _________________________________________________________
Contact person & Title: ____________________________________________________
Telephone Number: ( ) _____________

Current TIC Tenant(s):

Address of Lease Premises: ________________________________________________

Length of Lease or Contract Term: ___________________________________________

Prospective TIC Tenant(s):

Address of Leased Premises: _______________________________________________

Address of Current Operations: _____________________________________________

Describe the proposed operations to take place on the property, including principal products manufactured or services to be conducted. Existing tenants and contractors should describe any proposed changes to ongoing operations. __________________________________________________________________________________________________________________________________________
_____________________________________________________________________

2.
HAZARDOUS MATERIALS. For the purposes of this Survey Form, the term “hazardous material” means any raw material, product or agent considered hazardous under any state or federal law. The term does not include wastes which are intended to be discarded.

2.1	Will any hazardous materials be used or stored on site?

Chemical Products        Yes    ( )    No    ( )
Biological Hazards/
Infectious Wastes        Yes    ( )    No    ( )
Radioactive Materials        Yes    ( )    No    ( )
Petroleum Products        Yes    ( )    No    ( )

2.2	List any hazardous materials to be used or stored, the quantities that will be on-site at any given time, and the location and method of storage (e.g., bottles in storage closet on the premises).

Location and Method
Hazardous Materials         of Storage         Quantity

__________________        __________________        __________________
__________________        __________________        __________________
__________________        __________________        __________________
__________________        __________________        __________________

2.3	Is any underground storage of hazardous materials proposed or currently conducted on the premises? Yes ( ) No ( )

If yes, describe the materials to be stored, and the size and construction of the tank. Attach copies of any permits obtained for the underground storage of such substances. _____________________________________________________________________________________________________________________________________________________________________________________________________________________

3.
HAZARDOUS WASTE. For the purposes of this Survey Form, the term “hazardous waste” means any waste (including biological, infectious or radioactive waste) considered hazardous under any state or federal law, and which is intended to be discarded.

3.1	List any hazardous waste generated or to be generated on the premises, and indicate the quantity generated on a monthly basis.

Location and Method
Hazardous Materials         of Storage         Quantity

__________________        __________________        __________________
__________________        __________________        __________________
__________________        __________________        __________________
__________________        __________________        __________________

3.2	Describe the method(s) of disposal (including recycling) for each waste. Indicate where and how often disposal will take place.

Location and Method
Hazardous Materials         of Storage         Disposal Method

__________________        __________________        __________________
__________________        __________________        __________________
__________________        __________________        __________________
__________________        __________________        __________________

3.3	Is any treatment or processing of hazardous, infectious or radioactive wastes currently conducted or proposed to be conducted on the premise?
Yes ( ) No ( )

If yes, please describe any existing or proposed treatment methods. _____________________________________________________________________________________________________________________________________________________________________________________________________________________

3.4	Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations on the premises.

4.	SPILLS

4.1	During the past year, have any spills or releases of hazardous materials occurred on the premises? Yes ( ) No ( )

If so, please describe the spill and attach the results of any testing conducted to determine the extent of such spills. ______________________________________________________________________________________________________________________________________________
_______________________________________________________________________

4.2	Were any agencies notified in connection with such spills? Yes ( ) No ( )

If so, attach copies of any spill reports or other correspondence with regulatory agencies.

4.3	Were any clean-up actions undertaken in connection with the spills?
Yes ( )    No ( )

If so, briefly describe the actions taken. Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work. ______________________________________________________________________________________________________________________________________________
_______________________________________________________________________

5.	WASTEWATER TREATMENT/DISCHARGE

5.1	Do you discharge industrial wastewater to:

_____storm drain?            _____sewer?
_____surface water?        _____no industrial discharge

5.2	Is your industrial wastewater treated before discharge? Yes ( ) No ( )

If yes, describe the type of treatment conducted. ______________________________________________________________________________________________________________________________________________
_______________________________________________________________________

5.3	Attach copies of any wastewater discharge permits issued to your company with respect to its operations on the premises.

6.    AIR DISCHARGES.

6.1    Do you have any air filtration systems or stacks that discharge into the air?
Yes ( )    No ( )

6.2    Do you operate any equipment that requires air emissions permits?
Yes ( )    No ( )

6.3    Attach copies of any air discharge permits pertaining to these operations.

7.    HAZARDOUS MATERIALS DISCLOSURES.

7.1	Does your company handle an aggregate of at least 500 pounds, 55 gallons or 200 cubic feet of hazardous material at any given time? Yes ( ) No ( )

7.2	Has your company prepared a Hazardous Materials Disclosure – Chemical Inventory and Business Emergency Plan or similar disclosure document pursuant to state or county requirements? Yes ( ) No ( )

If so, attach a copy.

7.3	Are any of the chemicals used in your operations regulated under Proposition 65?

If so, describe the procedures followed to comply with these requirements. _____________________________________________________________________________________________________________________________________________________________________________________________________________________

7.4	Is your company subject to OSHA Hazard Communication Standard Requirements? Yes ( ) No ( )

If so, describe the procedures followed to comply with these requirements. _____________________________________________________________________________________________________________________________________________________________________________________________________________________

8.	ANIMAL TESTING.

8.1	Does your company bring or intend to bring live animals onto the premises for research or development purposes? Yes ( ) No ( )

If so, describe the activity. _____________________________________________________________________________________________________________________________________________________________________________________________________________________

8.2	Does your company bring or intend to bring animal body parts or bodily fluids onto the premises for research or development purposes? Yes ( ) No ( )

If so, describe the activity. ______________________________________________________________________________________________________________________________________________
_______________________________________________________________________

9.	ENFORCEMENT ACTIONS, COMPLAINTS.

9.1	Has your company ever been subject to any agency enforcement actions, administrative orders, lawsuits, or consent orders/decrees regarding environmental compliance or health and safety? Yes ( ) No ( )

If so, describe the actions and any continuing obligations imposed as a result of these actions. _____________________________________________________________________________________________________________________________________________________________________________________________________________________

9.2	Has your company ever received any request for information, notice of violation or demand letter, complaint, or inquiry regarding environmental compliance or health and safety? Yes ( ) No ( )

9.3	Has an environmental audit ever been conducted which concerned operations or activities on premises occupied by you? Yes ( ) No ( )

9.4
If you answered “yes” to any questions in this section, describe the environmental action or complaint and any continuing compliance obligation imposed as a result of the same. ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

____________________________________
____________________________________

By: ________________________________
Name: _______________________
Title: ________________________
Date: _________________________

EXHIBIT X

WORK LETTER

DOLLAR ALLOWANCE

The tenant improvement work to be contracted for by Landlord hereunder ("Tenant Improvement Work") shall consist of the design and construction of all tenant improvements ("Tenant Improvements”), including work in place as of the date hereof, required for the Premises pursuant to the approved final Working Drawings and Specifications (as hereinafter defined). All of the Tenant Improvement Work shall be performed by a contractor selected by Landlord and in accordance with the procedures and requirements set forth below.

I.    ARCHITECTURAL AND CONSTRUCTION PROCEDURES.
A.    Tenant and Landlord have approved, or shall approve within the time period set forth below, both (i) a detailed space plan for the Premises prepared by CAS or another architect reasonably approved by Landlord (the “Architect”), which includes interior partitions, ceilings, interior finishes, interior doors, suite entrance, floor coverings, window coverings, lighting, electrical and telephone outlets, plumbing connections, heavy floor loads and other special requirements of Tenant ("Preliminary Plan"), and (ii) an estimate of the cost to complete the Tenant Improvements in accordance with the Preliminary Plan ("Preliminary Cost Estimate"), which Preliminary Cost Estimate is based upon estimated costs provided by Landlord’s contractor and design-build Mechanical and Electrical sub-contractors, who will be mutually selected from Landlord’s approved contractor list. The Preliminary Plan includes Landlord's building standard tenant improvements, materials and specifications for the Project as set forth in Schedule I attached hereto, except for those changes and/or additions to the Schedule 1 building standards which are expressly approved by Landlord for the Tenant Improvement Work and noted or shown on the approved Preliminary Plan (collectively, “Building Standard Improvements”). Any addition to or variation from Building Standard Improvements incorporated into the Tenant Improvements Work is herein referred to as a “Non-Standard Improvement”.

B.    Not later than 30 days following the full execution and delivery of this Lease, the Architect shall prepare and shall deliver to Landlord preliminary plan (“Preliminary Plan”), and not later than 30 days following the approved Preliminary Plan, the Architect shall prepare and deliver to Landlord working drawings and specifications (“Working Drawings and Specifications”) based on the approved Preliminary Plan. Landlord shall have five (5) business days from the receipt thereof to approve or disapprove the Working Drawings and Specifications. Landlord shall not unreasonably withhold or delay its approval, and any disapproval or requested modification shall be limited to items not consistent with the approved Preliminary Plan or Preliminary Cost Estimate. Should Landlord disapprove the Working Drawings and Specifications, such disapproval shall be accompanied by specific reasons for disapproval and a detailed list of requested revisions. Any revision reasonably requested by Landlord shall be incorporated into a revised set of Working Drawings and Specifications within five (5) business days following receipt by the Architect. Tenant's or the Architect’s failure to comply in a timely manner with any of the requirements of this paragraph shall constitute a Tenant Delay as defined below.
C.    In the event that Tenant requests in writing a revision to the Working Drawings and Specifications ("Change"), and Landlord so approves such Change as provided in Section I.D. herein, Landlord shall advise Tenant by written change order as soon as is practical of any increase in the Completion Cost and/or any Tenant Delay such Change would cause. Tenant shall approve or disapprove such change order and Tenant Delay, if any, in writing within two (2) business days following Tenant's receipt of such change order. If Tenant approves any such change order, as a condition to the effectiveness of such change order Tenant shall pay the increase in the Completion Cost attributable to such change order not later than ten (10) days after delivery of invoices for same, provided however, that the Tenant Contribution must in any event be paid in full prior to Tenant’s commencing occupancy of the Premises. If Tenant disapproves any such change order, Tenant shall nonetheless be responsible for the reasonable architectural and/or planning fees incurred in preparing such change order. Landlord shall have no obligation to interrupt or modify the Tenant Improvement Work pending Tenant's approval of a change order, but if Tenant fails to timely approve a change order, Landlord may (but shall not be required to) suspend the applicable Tenant Improvement Work, in which event any related critical path delays because of such suspension shall constitute Tenant Delays hereunder.
D.    Landlord may consent in writing, in its sole and absolute discretion, to Tenant's request for a Change, including any modification of a Standard Improvement to a Non-Standard Improvement in the Preliminary Plan or any other modification of the Working Drawings and Specifications, if requested in writing by Tenant. In addition, Landlord agrees that it shall not unreasonably withhold its consent to Tenant's requested Changes to previously approved Non-Standard Improvements, unless Landlord determines, in its sole and absolute discretion, that such requested Change to the Non-Standard Improvements (i) is of a lesser quality than the Non-Standard Improvements previously approved by Landlord, (ii) fails to conform to applicable governmental requirements, (iii) would result in the Premises requiring building services beyond the level normally provided to other tenants, (iv) would delay construction of the Tenant Improvements beyond the Estimated Commencement Date and Tenant declines to accept such delay in writing as a Tenant Delay, (v) interferes in any manner with the proper functioning of, or Landlord’s access to, any mechanical, electrical, plumbing or HVAC systems, facilities or equipment in or serving the Building, or (vi) would have an adverse aesthetic impact to the Premises or cause additional expenses to Landlord in reletting the Premises. Unless Landlord otherwise agrees in writing, in its sole and absolute discretion all Standard Tenant Improvements and Non-Standard Improvements shall become the property of Landlord and shall be surrendered with the Premises at the end of the Term; except that Landlord may, by notice to Tenant given at the time of approval, require Tenant either to remove all or any of the Non-Standard Improvements, to repair any damage to the Premises or the Common Area arising from such removal, and to replace such Non-Standard Improvements with the applicable Building Standard, or to reimburse Landlord for the reasonable cost of such removal, repair and replacement upon demand. Any such removals, repairs and replacements by Tenant shall be completed by the Expiration Date, or sooner termination of this Lease, or within ten (10) days following notice to Tenant if such notice is given following the Expiration Date or sooner termination.
E..    Notwithstanding any provision in the Lease to the contrary, and not by way of limitation of any other rights or remedies of Landlord, if Tenant fails to comply with any of the time periods specified in this Work Letter, fails otherwise to approve or reasonably disapprove any submittal within the time period specified herein for such response (or if no time period is so specified, within five (5) business days following Tenant's receipt thereof), fails to timely deliver the Tenant’s Contribution as required hereunder, requests any Changes, furnishes inaccurate or erroneous specifications or other information, or otherwise delays in any manner the completion of the Tenant Improvements (including without limitation by specifying materials that are not readily available) or the issuance of an occupancy certificate (any of the foregoing being referred to in this Lease as a "Tenant Delay"), then Tenant shall bear any resulting additional construction cost or other expenses, and the Commencement Date of this Lease shall be deemed to have occurred for all purposes, including without limitation Tenant's obligation to pay rent, as of the date Landlord reasonably determines that it would have been able to deliver the Premises to Tenant but for the collective Tenant Delays. Should Landlord determine that the Commencement Date should be advanced in accordance with the foregoing, it shall so notify Tenant in writing. Landlord's determination shall be conclusive unless Tenant notifies Landlord in writing, within five (5) business days thereafter, of Tenant's election to contest same by arbitration pursuant to Paragraph III below. Pending the outcome of such arbitration proceedings, Tenant shall make timely payment of all rent due under this Lease based upon the Commencement Date set forth in the aforesaid notice from Landlord.
F.    Landlord shall permit Tenant and its agents to enter the Premises 30 days prior to the Commencement Date of the Lease in order that Tenant may install fixtures, furniture and cabling through Tenant’s own contractors prior to the Commencement Date. Any such work shall be subject to Landlord's prior written approval, and shall be performed in a manner and upon terms and conditions and at times satisfactory to Landlord's representative. The foregoing license to enter the Premises prior to the Commencement Date is, however, conditioned upon Tenant's contractors and their subcontractors and employees working in harmony and not interfering with the work being performed by Landlord as determined by Landlord in Landlord's sole and absolute discretion. If at any time that entry shall cause disharmony or interfere with the work being performed by Landlord as defined by Landlord in Landlord's sole and absolute discretion, this license may be withdrawn by Landlord upon twenty-four (24) hours written notice to Tenant. That license is further conditioned upon the compliance by Tenant's contractors with all requirements imposed by Landlord on third party contractors, including without limitation the maintenance by Tenant and its contractors and subcontractors of workers' compensation and public liability and property damage insurance in amounts and with companies and on forms satisfactory to Landlord, with certificates of such insurance being furnished to Landlord prior to proceeding with any such entry. The entry shall be deemed to be under all of the provisions of the Lease except as to the covenants to pay rent. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any such work being performed by Tenant, the same being solely at Tenant's risk. In no event shall the failure of Tenant's contractors to complete any work in the Premises extend the Commencement Date of this Lease beyond the date that Landlord has completed its Tenant Improvement Work and tendered the Premises to Tenant.
G.    Tenant hereby designates Stephen Dahl, Sr. Director, Facilities (“Tenant’s Construction Representative”), Telephone No. (415) 987-4399, as its representative, agent and attorney-in-fact for all matters related to the Tenant Improvement Work, including but not by way of limitation, for purposes of receiving notices, approving submittals and issuing requests for Changes, and Landlord shall be entitled to rely upon authorizations and directives of such person(s) as if given directly by Tenant. The foregoing authorization is intended to provide assurance to Landlord that it may rely upon the directives and decision making of the Tenant’s Construction Representative with respect to the Tenant Improvement Work and is not intended to limit or reduce Landlord’s right to reasonably rely upon any decisions or directives given by other officers or representatives of Tenant. Tenant may amend the designation of its Tenant’s Construction Representative(s) at any time upon delivery of written notice to Landlord.
H.    Landlord shall submit the construction drawings for the Tenant Improvement Work to a competitive bidding process involving at least 3 licensed and reputable general contractors (“Bidding Process”). If requested by Tenant, Landlord shall provide copies of the bid responses to Tenant. After adjustments for any inconsistent assumptions to reflect an “apples to apples” comparison, Landlord shall select the lowest qualified bidder for construction of the Tenant Improvements. In the event Landlord selects other than the lowest bidder, it shall do so based on commercially reasonable factors which it shall demonstrate to Tenant. Upon selection of the bidder, Landlord shall enter into a construction contract with the contractor so selected in the bid amount for construction of the Tenant Improvements.
II.    COST OF TENANT IMPROVEMENTS

A.
Landlord shall pay up to $4,811,624.00, based on $58.25 per rentable square foot of the Premises ("Landlord's Maximum Contribution"), of the final “Completion Cost” (as defined below). Tenant acknowledges that the Landlord's Maximum Contribution is intended only as the maximum amount Landlord will pay toward Building Standard Improvements and Approved Non-Standard Improvements, and not by way of limitation, any partitions, modular office stations, fixtures, cabling, furniture and equipment requested by Tenant are not included in Building Standards and are in no event subject to payment as part of Landlord’s Maximum Contribution. In the event the sum of the cost of the Building Standard Improvements for the Tenant Improvements Work is less than the Maximum Landlord’s Contribution, Tenant shall have no right to receive any credit, refund or allowance of any kind for any unused portion of the Landlord’s Maximum Contribution (nor shall Tenant be allowed to make revisions to the approved Preliminary Plan, Working Drawings and Specifications or request a Change in an effort to apply any unused portion of Landlord’s Maximum Contribution). Notwithstanding the foregoing, not later than the commencement of the Tenant Improvement Work, Tenant may elect in writing to delay commencement on a portion of the Tenant Improvements (“Tenant’s Election to Delay Construction”) for one (1) full floor (the “4th Floor Tenant Improvements”) for up to 30 months following the Commencement Date of this Lease. Subject to the foregoing election to delay construction of the 4th Floor Tenant Improvements, Landlord shall hold back a portion of the Landlord’s Maximum Contribution in the amount of $1,603,875.00 (the “Hold Back”). Landlord shall fund the Hold Back for the 4th Floor Tenant Improvements in accordance with the provisions of this Section II. It is further understood and agreed that completion of the 4th Floor Tenant Improvements is not a condition of, nor extend or otherwise affect, the Commencement Date of this Lease.

B.
Tenant shall pay all Completion Costs which exceeds the Maximum Landlord Contribution. The amounts to be paid by Tenant for the Tenant Improvements pursuant to this Section II.B. are sometimes cumulatively referred to herein as the “Tenant’s Contribution”.

C.    The “Completion Cost” shall mean all costs of Landlord in completing the Tenant Improvements in accordance with the approved Working Drawings and Specifications, including but not limited to the following: (i) payments made to the Architect to prepare the Preliminary Plan and the Working Drawings and Specifications (and any revisions thereto), (ii) payments made to engineers, contractors, subcontractors and other third party consultants in the performance of the work, (iii) permit fees and other sums paid to governmental agencies, and (iv) costs of all materials incorporated into the work or used in connection with the work. The Completion Cost shall also include an administrative/supervision fee to be paid to Landlord or to Landlord's management agent in the amount of 2% of the Landlord’s Maximum Contribution. Except as provided in Subarticle II.(C)(i) above, or as otherwise expressly authorized in writing by Landlord, the Completion Cost shall not include (and no portion of the Landlord Contribution shall be paid for) any costs incurred by Tenant, including without limitation, any costs for space planners, managers, advisors or consultants retained by Tenant in connection with the Tenant Improvements.
D.    Prior to start of construction of the Tenant Improvements, Tenant shall pay to Landlord in full the amount of the Tenant's Contribution set forth in the approved Preliminary Cost Estimate. The Final Cost Estimate will be presented through the Bidding Process pursuant to Section I.H above. A Tenant’s contingency will be included in the proposal to be released by Tenant for approved change orders that result in Tenant making changes to the scope of work or changes required by a government agency. There shall be no contingency provided to errors or omissions by contractor(s) in interpreting the contruction drawings. If the actual Completion Cost of the Tenant Improvements is increased because of Changes, modifications or extras not reflected on the approved Working Drawings and Specifications, or because of Tenant Delays, and if the cost or accumulated cost of the change(s) exceeds the aforementioned Tenant’s Contingency, then Tenant shall pay all such additional costs within ten (10) days after written demand for same. The balance of any sums not otherwise paid by Tenant shall be due and payable on or before the Commencement Date of this Lease. If Tenant defaults in the payment of any sums due under this Work Letter, Landlord shall (in addition to all other remedies) have the same rights as in the case of Tenant's failure to pay rent under the Lease, including, without limitation, the right to terminate this Lease and recover damages from Tenant and/or to charge a late payment fee and to collect interest on delinquent payments, and Landlord may (but shall not be required to) suspend the Tenant Improvement Work following such default, in which event any delays because of such suspension shall constitute Tenant Delays hereunder.

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TENANT IMPROVEMENT
INTERIOR CONSTRUCTION STANDARDS

MULTI-TENANT CORRIDOR:

CORRIDOR PARTITION:

- 3-5/8" 25 gauge studs 16" O.C. full height for sound, fire rating not required between suites and corridor due to building type 1B.
- 5/8" Type 'X' drywall, one layer each side of studs with acoustical batt insulation installed within wall cavity.
- Partition taped smooth and sanded to receive paint or wall covering on tenant side and wallcovering on corridor side. Provide a level 4 finish.

CORRIDOR CEILING:

- Floor 1: Suspended acoustical ceiling to be 15'-0" above concrete floor.
- Floors 2-5: Suspended acoustical ceiling to be 10'-0" above concrete floor.
- Armstrong Silhouette 9/16" bold slot ceiling grid.
- Armstrong, Mesa 682 "fine texture," 2'x 2' x 3/4" beveled tegular.
- Insta-Quilt acoustical blankets installed above suspended acoustical ceiling, extending four feet into tenant space. No loose Batt insulation in open air return plenum.
- #7878 Shadow molding wall angle to be used at gyp perimeter soffit, all the way around building, Typ. ACT wall angle to be used for interior room ceiling conditions.
- (See Lighting Fixtures for standard 2x4 type)

COMMON AREA FINISHES:

CORRIDOR CARPET AND BASE:

- Straight rubber base, Manufacturer: Burke, Height: 2-1/2"
- Color: 244—Off White (Note: 2 ½" by 1/2" thick wood base to be used at lobby entrance only.)

- Carpet Tiles, Manufacturer: Interface, Style: Vector #13865, Color: Ash #103532, Installation: Monolithic

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CORRIDOR WALLCOVERING:

- Victrex, Lind, Winter White, LN-21-11-54"

PAINT:

- Paint, finish two coats of flat latex paint over primer, Manufacturer The Master Palette, Style: Eggshell, Color: Swiss Coffee 83/057

RESTROOM FINISHES:

- Floors and Bases: 12" x 12" Grey ceramic tile over thinset, Manufacturer: Caesar, Style: Absolute, Color/ Finish: Basaltina
- Grout Color: Custom Building Product Color #19 Pewter
- Wall Tile: Material: 12" x 24" full height, white polished ceramic tile over 5/8" tile backer boards on 4" or 6" x 20 gauge metal studs to structure above, 4" or 6" acoustic batt insulation, Manufacturer:
- Style: Nano, Color/ Finish: White Natural Polished, Grout Color: Mapei Color #77 Frost
- Ceiling: Gypsum drywall with painted finish. Recessed downlights with accent cove lighting.

RESTROOM PLUMBING FIXTURES:

- Toilet Partitions: Satin stainless steel, floor mounted.
- Lavatories: Polished granite lavatory top with under-counter mount porcelain sinks. Two (2) sinks per restroom. Polished chrome faucets.
- Mirrors: Vision quality clear vanity mirror above lavatories, full-height vanity mirror (wall- mounted).
- Accessories: Satin stainless steel, recessed.

COMMON AREA LOBBIES FINISHES:

MAIN LOBBY 1ST FLOOR:

FLOOR:

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- Virginia Mist Honed Finish Granite, 2'-0"x 2'-0" tiles x 3" thickness. North Carolina Granite Corporation

WALLS:

- Virginia Mist Honed Finish Granite at feature walls in elevator lobby. Wood veneer panels over gypsum board and metal stud wall assembly.
- 1 layer gypsum drywall over 6" x 20 gauge metal studs with a painted finish. Provide a level 4 finish

ROLLER SHADES:

- Recessed in gyp pockets at building perimeter with pull chain. Mechoshade ThermoVeil dense basket, 1500 series (3% open) Color: Grey 1513. Motorized.

TYPICAL UPPER LEVEL MULTI-TENANT ELEVATOR SHARED LOBBY:

Floors Ceramic tiles with carpet inset at Elevator Lobby with common access from multi-tenants, see appendix for layout. (See appendix for typical elevation)

FLOORS:

- Carpet Tiles: Manufacturer: Interface, Style: Vector #13865, Color: Ash #103532, Installation: Monolithic
- Ceramic Tiles, Manufacturer: Caesar More, Style: Iridium, Color: Naturale

CEILINGS:

- Walls: Gypsum board with painted finish. Provide a level 4 finish
- Ceiling: Gypsum board with painted finish and recessed down lights

ELECTRICAL SYSTEMS:

LIGHT FIXTURES:

- Earthquake clips and wire.

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- No return air capability.
- (F-1) Focal Point LUNA led, 2' x 4' recessed direct/indirect fixture for use with LED Lamps. FLUL-24-4000L-35K-1C-UNV-LD1-G-PS-EG-WH (TICLED-24-LL2-35)
- (F-2) Focal Point LUNA led, 2'x2' recessed direct/indirect fixture for use with LED Lamps. FLUL-22-2500L-35K-1C-UNV-LD1-G-PS-EQ-WH (TICLED-22-LL2-35)
- (F-5) Square Recessed down light self flange reflector & warm haze finish portfolio. LDSQ4-13-D010-ESQ4-835-4L-SQL-WMH
- (F-9) Suspended Linear slot fixture architecture lighting works LPL3.5S-X-HP143500K-LLED-DIM-X-EXT-RAL
  Installed 18" below ceiling
- (F-11) LED Under Cabinet lighting failsafe UCL-4-LD2-3500-A12125-ED-UNV.

(Note: Building standard fixtures to be designated with "F" type, example: F-1, F2. Specialty lighting fixtures by tenant to be designated with "T" type example: T-1, T-2
Light fixtures located underneath HVAC duct loop will be required to be supported by a unistrut support system. Light fixtures with limited clearance shall be specified with a remote ballast.)

LIGHTING CONTROLS:

- Lighting Control system to be based on distributed lighting control system by Wattstopper.
- Occupancy Sensor: #LMDC-100
- Switches: #LMRC-10
- Daylight Sensors: #LMS-400 and 500 with #LMCT-100 control to be delivered to owner at end of project.

EXIT SIGNS ILLUMINATED:

- LED edgelit sign with green letters, tied to building life safety panel.
- Sure-Lite #ELX Series
  (Note: Battery backup is not required, exit to be tied to emergency backup.)

FIRE PROTECTION SYSTEMS:

FIRE CONTROL PANEL:

- xxx
- Xxx
- xxx

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FIRE EXTINGUISHER CABINET:

- Ordinary-hazard group 2 Fire protection design criteria
- Semi-Recessed Cabinet
- Larsen Model #SS-2409-R3
  Stainless steel finish with vertical solid door. Use type "A" black lettering and optional recessed door handle. Provide 2 ½" rolled edge trim.

(Note: mount center of cabinet handle, 48" A.F.F..)

CORRIDOR FIRE SPRINKLER:

- Drop heads from existing distribution.
- Hydraulically calculated combined automatic fire sprinkler and standpipe systems, complete with detector check assembly above grade, fire pump, fire department connections, electric gong, shut off valves, flow and tamper switches, fire pump test outlets and fire extinguishers.
- Piping system will be sized to accommodate tenant improvements.
- Fully recessed heads with concealed caps at ground floor lobby, elevator lobbies, exterior soffits, restrooms and at all hard-lid gyp ceilings.
- Semi-recessed heads with white enamel trimmed escutcheons and heads at ancillary rooms, exit corridors and at all ACT ceilings.

(Note: Fire sprinkler drops from the existing distribution loop and semi-recessed heads to be provided by the Tenant during the Tenant Improvement phase.)

LIFE-SAFETY:

- Life Safety Fire Alarm System conforming to the requirements of the National Fire Alarm and Signaling Code (NFPA 72) which will include the following:
- Fire Department central control station on the ground floor level.
- Approved fire alarm audible speakers and visual strobes.
- Smoke detectors, pull stations, water flow switches, tamper switches, duct smoke detectors connected to a centralized system.
- Two-way fire department communication system to the elevators, lobbies and stairway vestibules
- All life safety loads shall be connected to existing on-site generator rather than battery backed up.

(Note: Tenant connection points for all life-safety components shall originate from the typical floor electrical room).

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TENANT AREA:

DEMISING PARTITIONS:

- 3-5/8" 25 gauge studs, 16" O.C. slab to slab (2-5 floors)
- 6" studs, 16" O.C. slab to slab (1st floor only)
- 5/8" Type 'X' drywall, one layer each side of studs.
- Height from floor slab to slab 15'-0", typical. (20'-0" @ 1st Floor/15'-0" @ all other floors.)
- Partition taped smooth and sanded to receive paint or wallcovering. Provide a level 4 finish.
- Partition cavity insulation Owens Corning "Noise Barrier" (or equal), 2-1/2" R-8 Batts.
- Stagger and caulk around electrical outlet and other boxes; caulk around conduit and other through-the-wall penetrations. Caulk entire perimeter of wall at floor, exterior wall and ceiling between 'L' metal finish gypsum board and intersecting surface.
- Provide sound acoustical pads for electrical outlets.
- Straight line termination at building columns only. Wall enclosure trim (color to match mullion), with neoprene gasket at mullion termination, see section for partitions termination at existing mullions.
- Continuous compressible tape between top track and ceiling grid.
- Insul-Quilt acoustical blankets hung from deck above—parallel to partition—extending 3'-0" onto acoustical blankets. No loose Batt insulation in open air return plenum.

CONFERENCE ROOM & PRIVATE OFFICE PARTITIONS:

- 3-5/8" 25 gauge studs, 16" O.C. slab to slab (2-5 floors)
- 6" studs, 16" O.C. slab to slab (1st floor only)
- 5/8" Type 'X' drywall, one layer each side of studs.
- Height from floor slab to slab 15'-0", typical. (20'-0" @ 1st Floor/15'-0" @ all other floors.)
- Partition taped smooth and sanded to receive paint or wallcovering. Provide a level 4 finish.
- Partition cavity insulation Owens Corning "Noise Barrier" (or equal), 2-1/2" R-8 Batts.
- Stagger and caulk around electrical outlet and other boxes; caulk around conduit and other through-the-wall penetrations. Caulk entire perimeter of wall at floor, exterior wall and ceiling between 'L' metal finish gypsum board and intersecting surface.
- Provide sound acoustical pads for electrical outlets.
- Straight line termination at building columns only. Wall enclosure trim (color to match mullion), with neoprene gasket at mullion

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termination, see section for partitions termination at existing mullions.
- Continuous compressible tape between top track and ceiling grid.

(Please Note: Provide sound boot at all return air ducts.)

INTERIOR PARTITIONS:
- 3-5/8" 25 gauge studs, 16" O.C. slab to 6" above ceiling (2-5 floors)
- 6" 20 gauge studs, 16" O.C. slab to 6" above ceiling (1st floor only)
- 5/8" Type 'X' drywall, one layer each side of studs.
- Ceiling grid height 10'-0" at 2-5 floors
- Ceiling grid height 15'-0" (1st floor only)
- Partition taped smooth and sanded to receive paint or wallcovering. Provide a level 4 finish
- Straight line termination at building columns only. Wall enclosure trim (color to match mullion), with neoprene gasket at mullion termination, see section for partitions termination at existing mullions.
- 'L' metal at termination of partition at ceiling.

(Note: Water-resistant and mold-resistant wallboard such as purple board shall be used at all wet walls. Wet walls shall consist of walls within cabinets containing plumbing for items such as kitchen sinks, water filtration systems, dishwashers, etc. G.C. to perform water test to ensure.)

SERVER ROOM SEPARATION PARTITIONS:
- 3-5/8" 25 gauge studs, 16" O.C. slab to slab (2-5 floors)
- 6" 20 gauge studs, 16" O.C. slab to slab (1st floor only)
- 5/8" Type 'X' drywall, one layer each side of studs.
- Height from floor slab to slab 15'-0", typical. (20'-0" @ 1st Floor/15'-0" @ all other floors.)
- Partition taped smooth and sanded to receive paint or wallcovering. Provide a level 4 finish.
- Stagger and caulk around electrical outlet and other boxes; caulk around conduit and other through-the-wall penetrations. Caulk entire perimeter of wall at floor, exterior wall and ceiling between 'L' metal finish gypsum board and intersecting surface.
- Partition cavity insulation Owens Corning "Noise Barrier" (or equal), 2-1/2" R-8 Batts.
- Provide sound acoustical pads for electrical outlets.
- Insul-Quilt acoustical blankets hung from deck above—parallel to partition—extending 3'-0" onto acoustical blankets. No loose Batt insulation in open air return plenum.

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- Frameless glass sidelight head connection Fryreglet DRM-150-15 tape and spackle in header (use white sealant).
- Bottom floor pivot by P.R.L. Glass
  Model 3010DP (G.C. to ensure proper offset of pivot point to provide the 32" min clearance for ADA)

  (See appendix for typical elevation)

INTERIOR DOOR:

- Quartered Walnut with Gardall finish
- 3'-0" x 8' – 10" x 1-3/4" solid core wood door with premium grade 5-ply plan sliced with matching hardwood edges. Factory finish with clear varnish.
- 3'-0" x 8' – 10" x 3-3/4" throat aluminum door frame with black vinyl seals. 2" thick frame with 1" trim for 4 7/8" wall with finish anodized aluminum by Western Integrated Materials inc.
- Schlage, L-Series mortise lockset, finish 626-satin chromium.
  38" AFF to centerline of lever.
  See Typical Hardware Group for additional information.
  (Note G.C. to provide a sample lot range for wood door finish approval)

INTERIOR PRIVATE OFFICE DOOR WITH SIDELIGHTS:

- Quartered Walnut with Gardall finish
- 3'-0" x 8' – 10" x 1-3/4" solid core wood door with premium grade 5-ply plan sliced with matching hardwood edges. Factory finish with clear varnish. With glass sidelights extending the office width, wall to wall.
- 3'-0" x 8' – 10" x 3-3/4" throat aluminum door frame, with black vinyl seals. 2" thick frame with 1" trim for 4 7/8" wall with finish anodized aluminum by western Integrated Materials inc
- (Varies) 8' – 10" x 3-3/4" throat aluminum glass sidelight frame. Base: 2" thick frame with 1" trim for 4 7/8" wall with finish anodized aluminum, glass to be butt glazed together without middle mullion, frame by Western Integrated Materials inc. with grey seals.
- Schlage, L-Series mortise lockset, finish 626-satin chromium.
  38" AFF to centerline of lever.
  See Typical Hardware Group for additional information.
  (Note G.C. to provide a sample lot range for wood door finish approval)
  (See appendix for typical elevation)

TYPICAL HARDWARE GROUPS:

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OFFICE LOCKSET-INTERIOR SINGLE DOOOR

(1) Schlage "L" Series with 17B lever type
L9050-03B-626-satin chromium finish

- (4) Hinges 4 ½" x 4 ½"
  Hager BB-1279 butt hinges 626-satin chromium finish
- (1) Floor stop
  Quality Door #331 626-satin chromium finish

PASSAGE-INTERIOR SINGLE DOOOR

(1) Schlage "L" Series with 17B lever type
L9010-03B-626-satin chromium finish

- (4) Hinges 4 ½" x 4 ½"
  Hager BB-1279 butt hinges 626-satin chromium finish
- (1) Floor dome stop
  Ives FS436 626-satin chromium finish
- (1) Door closer
  LCN 4040XP X 689

CARD READER-INTERIOR SINGLE DOOOR

(1) Schlage "L" Series with 17B lever type
L9080EU-RX-03B-626-satin chromium finish

- (1) Full size interchangeable core cylinders
- Schlage core 23-30626-satin chromium finish
- (1) Electrical hinges 4 ½" x 4 ½"
- Hager BB-1279ETW butt hinges 626-satin chromium finish
- (3) Hinges 4 ½" x 4 ½"
  Hager BB-1279 butt hinges 626-satin chromium finish
- (1) Floor dome stop
  Ives FS436 626-satin chromium finish
- (1) Door closer
  LCN 4040XP X 689

(Note Campus Standard is keyway type "C")

CARD READER-ENTRANCE SINGLE GLASS DOOOR

(1) CR Lawrence extra length ladder style pull handles
66LPBS 626-satin chromium finish

- (1) CR Lawrence Custom fabricated 36" wide headers
- (1) Overhead concealed door closer
  CRL/ Jackson #105 90 degree hold open.
- (1) Overhead concealed magnetic lock
  CRL/ Schlage GF3000 plus
- (1) Floor dome stop
  Ives FS436 626-satin chromium finish

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TENANT CEILING:

- Floor 1: Suspended acoustical ceiling to be 15'-0" AFF
- Floors 2-5: Suspended acoustical ceiling to be 10'-0" AFF
- Armstrong Silhouette 9/16" bolt slot ceiling grid
- Partition attachment clips.
- Armstrong, Mesa 682 "fine texture," 2' x 2' x ¾", beveled, tegular.
- #7878 Shadow molding wall angle to be used at gyp perimeter soffit, all the way around building, Typ. ACT wall angle to be used for interior room ceiling conditions.

(See Lighting Fixtures for standard types)

BREAKROOM FINISHES:

- Solid Surface Countertop Finish
  Base: Zodiaq, Quartz Surface, Color Snow White.
- Plastic Laminate Countertop Finish
  Base Spec: Formica ColoCore2, New White, 7223C-FV, Velour Finish
- Plastic Laminate front Finish
  Base Spec: Formica ColoCore2, New White, 7223C-90, Gloss Finish
- Wall Tile Backsplash
  Base Spec: Dal-Tile, Caprice, Ice White F167 516MS1P
- Hardware Pulls
  Base Spec: Berenson Brushed Chrome Wire Pull 4-6130-25C-P

  (See appendix for typical elevation)
  (All finishes to be submitted for review to The Irvine Company for approval)

STORAGE/ SERVER ROOM FINISHES:

- Resilient Floor Tile:
  Base Spec: MNF Armstrong, 12x12 Standard Excelon, Cool white 51899

CONCRETE SEALER FINISHES:

- xxxxx

GENERAL PAINT:

- Paint Finish Two coats of flat latex paint over primer.

  (All paint colors to be submitted for review to The Irvine Company for approval))

CARPET AND BASE:

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- Conference Room or Training Room larger than 200 square feet shall be provided with a separate zone.
- Exterior zone shall be limited to a single exposure and a maximum of 750 square feet, or 4 private offices, whichever is more restrictive.
- Interior zone shall be limited to a maximum of 2000 square feet.
- On open space area, ceiling diffusers shall be placed approximately at 16 feet on center.
- Return air grilles shall be placed close to exterior perimeter of offices. Return air grilles shall be located in such a way as to minimize noise transfer between offices.
- Proposed modifications to the base building system such as relocation and/or re-sizing of main supply air duct and hot water loop shall be approved by the Irvine Company.
- When addition of supplemental cooling equipment is required, split system type shall be used with water-cooled condensing units. Structural details and calculation shall be provided with any new supplemental unit additions.
- All new equipment located on the roof shall be placed within the roof screen. All new equipment shall not protrude above the roof screen.
- Room temperature sensor shall be placed within its corresponding zone and at such a place to avoid direct exposure to solar radiation.
- When exhaust is required to serve tenant break room or kitchen, connect to exhaust from base building exhaust.

CONTROLS

- Room temperature sensors shall match base building type. Sensor shall be located adjacent to the light fixture switch at 38"above finished floor to center of device (or 40" to the top of device). Coordinate with Architect for final placement of room sensors.
- On buildings with smoke control system required, it is the responsibility of the Engineer of Record to ensure that the tenant improvement work does not affect the approved smoke control system in the building.
- When a project requires new exhaust fan(s) to be added, it is the responsibility of the Engineer of Record to evaluate the overall building pressurization to maintain building pressure set by the landlord.

TENANT IMPROVEMENT PLUMBING SYSTEM GUIDELINES:

Break room

- Sink: under mounted Stainless Steel 16" by 19" max. ADA 5-1/2" deep, 18 gauge, equal to ELKAY ELUHAD.
- Faucet: Groche Concetto Pro Series.

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SANTA CLARA, CALIFORNIA

Pipe Covering: Lav Guard, Model #102-E-Z

- Electric tank-less under counter water heater installed per Irvine Company installation detail Eemax.
  EEMAX EX 8208TML-SL, 8KW, 208V setting at 110 degrees (meets ADA).
- Garbage Disposal: In-Sink-Erator, PRO 750 ¾ hp.
- Refrigerator/Ice Maker: angle stop in recessed wall box with water hammer arrestor and copper tube to equipment.
  Manufacture: (Tenant Provided)
- Coffee maker: angle stop located below counter with copper tube to equipment.
  Manufacture: (Tenant Provided)
- Dishwasher (above standard) Asko D5424ADA, Stainless

(Note: The pluming infrastructure is designed to accommodate future tenant requirements provided by the tenant during the tenant improvement phase.)
(Also Note: Water-resistant and mold-resistant wallboard such as purple board shall be used at all wet walls. Wet walls shall consist of walls within cabinets containing plumbing for items such as kitchen sinks, water filtration systems, dishwashers, etc. G.C. to perform water test to ensure.)

ELECTRICAL SYSTEMS:

TENANT IMPROVEMENT POWER SYSTEM GUIDELINES:

- All furniture system power feeds will be fed via walls, furred columns, or flush in-floor boxes/poke thru devices.
- All receptacles will be a standard 15-amp/20-amp duplex type white "Decora" style receptacles.
- Controlled receptacles shall be white with gray text.
- Any remodel space that is provided with non-Decora or non-white devices/plates shall be upgraded to the new white Decora style standard during the tenant improvement.
- All floor boxes/poke thru devices shall be flush-in-grade and shall be manufactured by Wiremold/FSR as follows:
  - Power/Comm Wiremold #RFB2 Series (Slab on grade)
    Wiremold #6ATCP Series (Upper floors) NK finish
  - Power/Comm/AV Wiremold #RFB4 Series (Slab on grade)
    Wiremold #6ATCP Series (Upper floors) NK finish
  - Power/Comm/AV - Large FSR #FL-540P Series (Slab on grade)
    Wiremold #8ATCP Series (Upper floors) NK finish
  - Furniture Feed – Power Wiremold #880MP Series (Slab on grade)
    Wiremold #RC7A Series (Upper floors) NK finish

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SANTA CLARA, CALIFORNIA

- All communication outlets will not be provided with a cover plate/device. It shall be the tenant's responsibility to provide communication outlet cover plates/devices that match the power receptacles in color.
- All tenant communication equipment, security equipment, data racks, etc. shall be located in a tenant electrical room within the tenant's leasable space area. No tenant equipment shall be located in landlord electrical/telephone equipment rooms.
- All tenant cabling shall be plenum rated.
- All fire alarm products and installation shall be provided by the landlord's fire alarm contractor under the tenant general contractor's responsibility.

(Note: Tenant connection points for all life-safety components shall originate from the typical floor electrical room).

FUTURE STAND-BY GENERATOR:

- An established pathway/provision is provided for a tenant installed single 4" conduit and 1" conduit is provided to each floor, which terminate at the future remote generator location designated on the site plan.

(Note: This provision is capable of facilitating a limited size stand-by generator to be provided by the Tenant during the Tenant Improvement phase).

ACCESS CONTROL SYSTEM (ACS):

- Main lobby entrances and elevator cabs are equipped with proximity readers for access control. Conduit provided at stairwells (floors 2 thru 5) for future access control.

(Note: All future tenant improvement access control needs shall be provided by the Tenant during the Tenant Improvement phase).

ARCHITECTURE MISCELLANEOUS:

GROUND FLOOR ENTRY AREAS:

- Glazing: Viracon VE13-55, 4-1/4" x 10" aluminum unit window wall system with Duranar Fawn Metallic XL finish.
- Entrance Doors: Balanced doors with narrow stainless steel stiles with full-height door pulls
- Painted aluminum column covers
- Storefront & Column Base: Honed Granite (Jet Mist)

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SANTA CLARA, CALIFORNIA

VISION AREAS:

- Glazing: Viracon VE13-55, 4-1/4" x 10" aluminum unit window wall system with Duranar fawn metallic XL finish.
- Spandrel Areas: Viracon VE13-55 and painted metal panel shadow box.

All new work on existing façade to be reviewed by The Irvine Company and Benson Industries, Inc.

INSULATION:

- R-19 Batt at underside of roof deck.
- R-13 Batt at exterior walls.
- Fire-Safing insulation between edge of deck and perimeter building skin assembly.

GC is responsible to repair roof insulation if damaged during construction.

STRUCTURAL SYSTEMS:

ON-GRADE FLOOR SYSTEMS:

- 5" thick concrete slab on grade with #4 reinforcing bards at 18" on center each way.

UPPER FLOOR SYSTEMS:

- Steel beams and columns supporting a composite metal deck with concrete fill.
- Steel moment frames for the lateral force resistive system.
- Floor system designed to accommodate 100 psf tenant load (80 psf live load / 20 psf partition load).
- Typical floor thickness 6 ¼".
- 2 hour rating must be maintained.

METHANE BARRIER SYSTEM:

BELOW-GRADE SYSTEMS:

- xx
- xx
- xx

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SPECIAL CONDITIONS ARCHITECTURE:

SECURED ELEVATOR LOBBY:

The City of Santa Clara and Fire Marshal requires the following for secured elevator lobbies on single tenant floor:

- Follow all sections of 1008.1.9.8.3 (except smoke detectors)
- Fail Safe Card readers and hardware, approved by the State Fire Marshal (CSFM)
- Call-Down Station for two way communication, linked to 24 hr offsite monitor site, letter approved under BLD2014-35477 by Fire Marshal.
- Push to exit "Mushroom" panic button, located 5'-0" from door.
- Panic button signage per 2013 CBC section 1008.1.9.8.3.
- All card readers to be tied into a central override release button located in the main fire control panel room on the first floor for fire department access.

SECURED STAIR ACCESS DOORS:

The City of Santa Clara and Fire Marshal requires the following for secured (Card Readers inside stairwells leading to suite) stair doors on single tenant floor:

- All card readers to be tied into a central override release button located in the main fire control panel room on the first floor for fire department access.
- AMMR (alternative Means and Method Request) to be submitted. Refer to 2013 CBC section 1008.1.9.11.3 Approved under BLD2014-35477 by Fire Marshal.

GENERAL:

CODES:
PHASE 1 & 2 BUILT UNDER THE FOLLOWING CODES

2010 CALIFORNIA BUILDING CODE
2010 CALIFORNIA PLUMBING CODE
2010 CALIFORNIA MECHANICAL CODE
2010 CALIFORNIA ELECTRICAL CODE
2010 CALIFORNIA FIRE CODE
2010 CALIFORNIA CODE
CURRENT EDITION—NFPA
2008 EDITION—TITLE 24

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SANTA CLARA, CALIFORNIA

CODE ANALYSIS:

OCCUPANCY:	GROUP B
CONSTRUCTION:	TYPE IB
	FULLY SPRINKLERD

FIRE RESISTIVE REQUIREMENTS:

STRUCTURAL FRAME:	2 HOUR
ROOFS:	1 HOUR
FLOORS:	2 HOUR
SHAFTS:	2 HOUR
PERMANENT PARTITIONS:	NON-RATED

PERMIT SITE CAMPUS APPROVALS:

PHASE 1 CORE & SHELL:	BLD2011-27203
PHASE 2 CORE & SHELL:	BLD2011-27203

CONSTRUCTION MANAGER
IRVINE COMPANY OFFICE PROPERTIES
111 Innovation Drive
Irvine, CA 92617
949/720-4445
949/720-2997 *Fax*

LEASING
IRVINE COMPANY OFFICE PROPERTIES
111 Innovation Drive
Irvine, CA 92617
949/720-4445
949/720-2997 *Fax*

INTERIOR ARCHITECT
GENSLER & ASSOCIATES
2250 West Santa Clara Street, Suite 1100
San Jose, CA 95113
408/885-8100
408/885-8101 *Fax*

MECHANICAL, ELECTRICAL, PLUMBING ENGINEER
TK1SC
2550 North First Street
San Jose, CA 95131
408/597-3600
408/597-3611 *Fax*

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SANTA CLARA GATEWAY
SANTA CLARA, CALIFORNIA

CULP & TANNER
23686 Birtcher Drive
Lake Forest, CA 92630
949/951-1171
949-951-0902 *Fax*

APPENDIX

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IOPLEGAL-4-47     - 242884 - 0.1

EXHIBIT Y

PROJECT DESCRIPTION

SANTA CLARA GATEWAY

SANTA CLARA, CALIFORNIA

LAFAYETTE STREET
2550 GREAT AMERICA WAY
2600 GREAT AMERICA WAY
SANTA CLARA GOLF & TENNIS CLUB
GREAT AMERICA WAY
5453 GREAT AMERICA PARKWAY
237
2755 GREAT AMERICA WAY
5455 GREAT AMERICA PARKWAY
5451 GREAT AMERICA PARKWAY
N
MAP NOT TO SCALE
GREAT AMERICA PARKWAY

IOPLEGAL-4-47     - 242884 - 0.1
1